United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated Hermes World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/23

Date of Reporting Period: 11/30/23

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2023

Share Class | Ticker	A | IHIAX	C | IHICX	Institutional | EMDIX

Federated Hermes Emerging Market Debt Fund
Fund Established 1996

A Portfolio of Federated Hermes World Investment Series, Inc.
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2022 through November 30, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Emerging Market Debt Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2023, was 11.00% for the Class A Shares, 10.10% for the Class C Shares and 11.26% for the Institutional Shares. The total return of the Fund’s Blended Index1 was 8.57% during the reporting period. The Blended Index is equally weighted among the following indexes: J.P. Morgan Emerging Markets Bond Index Global Diversified (JPM-EMBIGD), J.P. Morgan Corporate Emerging Market Bond Index Diversified and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged Diversified.2 The total return for the JPM-EMBIGD, the Fund’s broad-based securities market index, was 6.42% during the same period. The total return of the Morningstar Emerging Market Bond Funds Average (MEMBFA),3 a peer group average for the Fund, was 7.56% during the same period. The Fund’s and the MEMBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of any index.
The most influential components affecting the Fund’s significant outperformance relative to the Blended Index were: (1) country, currency and security selection; (2) duration4 (sensitivity to interest rates);5 and (3) asset allocation (i.e., corporate, sovereign and quasi-sovereign debt).6
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the Blended Index.
MARKET OVERVIEW
The fiscal year began with hopes for lower interest rate volatility and hints of the Federal Reserve (the “Fed”) ending its rate hiking cycle as drivers of global risk sentiment subsided. For the beginning portion of the year, U.S. Treasuries continued to rise in yields with stabilization only beginning to be seen toward the end of the year. Higher U.S. interest rates occurred as U.S. economic data remained robust auguring for persistent inflation expectations. However, as the year progressed, signs of global disinflation emerged and hints of economic slowing both in the U.S. and globally offered a window for the hope of lower global rates. A large swath of the fiscal year was dominated by hopes for a soft landing in the U.S. against a backdrop of lower inflation data allowing for a Fed pivot to provide monetary policy aid to the economic growth story.
Annual Shareholder Report

Higher interest rates, while not sending the U.S. economy into recession, affected various economic sectors. Although economic activity only moderately slowed as evident from data such as the jobs report, global lending saw a bit of a contraction in the less than accommodative backdrop of global central banks. This weighed on real estate markets and debt funded entities such as various emerging market corporates and sovereigns with weak balance sheets.
While global rates and inflation expectations were a driver of many of 2023’s market developments and risk sentiment, it would be remiss to not highlight the unique idiosyncratic events that occurred across emerging markets in 2023.
A number of weak data points out of China during the course of the third quarter of 2023 began to weigh on the market, though many had hoped that the opening of the economy following the end of zero-Covid curbs would fuel an economic surge as when China rebounded from the 2008-09 global financial crisis lifting the rest of the world. This view failed to account for the fact that China’s myriad of issues pre-dated the pandemic and its heavy-handed management of the pandemic only made things worse. As a result, consumer confidence remained low despite high levels of savings. While many people’s wealth was tied up in wealth management products, Chinese equities and real estate were battered over the course of the year. Youth unemployment was another significant problem, with the rate at an all-time high at over 20%. Meanwhile, trade tensions with the U.S. and slowing growth in Europe cut exports and companies have been restructuring supply chains away from China. Corporate sectors saw oversupply from China of key basic materials as unmet demand from China was exported globally. This led to spread compression in the chemical and steel sectors. The inability of China to exhibit an aggressive economic recovery was a story closely monitored by all realms of the emerging markets.
In Europe, the Middle East and Africa (EMEA), solid performance in the region’s commodity basket ensured that a number of commodity exporters in the Middle East and Africa generated external surpluses and replenished hard currency reserves that were drawn down during the pandemic years.
Some central banks began cutting rates as inflation data began to tame. However, the U.S. remained steadfast in its central bank policy rates as economic data remained robust. We must note that central bank policies were mixed as places like Mexico held rates firm but Brazil, Peru and Chile saw a reduction in their short-term funding rates as worries over economic activity vied against inflation concerns in the minds of central bankers. Noteworthy is that even banks that cut rates generally maintained a cautious and pragmatic tone on addressing inflationary pressures.
Annual Shareholder Report

At individual country levels, economic data was mixed. As mentioned, the Chilean economy felt pressure as both copper and lithium prices remained below optimal levels. Copper prices were volatile but displayed no meaningful increase during the period, resounding continued concerns on the China growth story. Another negative for the Chilean economy was a decline in lithium prices, which has raised concerns as to the speed of electric vehicle adoption globally. In Colombia, similar to the rest of the region, tepid economic growth persisted; however, some good news emerged in relation to a watered-down pension reform. The pension reform moderation is consistent with a number of legislative pushbacks against extreme left wing executive policies. In Peru, expenditures were low which may have weighed on economic growth. In Mexico, growth maintained a healthy yet not exceptional pace, likely linked to nearshoring and growth in North America; however, service sector inflation showed some persistence. On a further note, the Mexican economy has a strong footprint in the automotive sector, so United Auto Workers’ strikes impact part of the industrial chain. The Mexican government consistently hinted at continued support for the state-owned oil company, PEMEX.
Elections in Latin America continued to illustrate social unease and the tension between pro-market policies and population and amenable socialist spending. Elections took center stage with primary rounds held in Ecuador and Argentina. In both cases, all of the candidates faced scrutiny on their ability to correct weak economies and address rising debt levels, with none of the candidates receiving praise as the optimal candidate to understand the path to fiscal health. In a smaller Latin American market, Guatemala, we saw election noise as an anticorruption populist candidate faced pushback from the establishment, including the country’s judiciary. The Guatemalan Attorney General’s office attacked the political party of the anticorruption candidate in an attempt to disqualify his election, and the Supreme Court had not readily dismissed the unfounded claims of the anticorruption party’s inability to participate in the elections as of the end of the reporting period.
Finally, some critical geopolitical events occurred globally. First, the war between Israel and Hamas commenced and has continued through the end of the fiscal year. Second, the war between Russia and Ukraine continued with no immediate resolution in sight. On the more optimistic side, the U.S., at least temporarily, lifted oil export sanctions that had been imposed on Venezuela. The rationale was for Venezuela to commit to free and fair elections and release foreign hostages. If these conditions amongst others are met, the ban could see a permanent removal.
CounTry, CURRENCY and security selection
Fund management actively managed the Fund’s country exposure relative to the benchmarks. While the exposure fluctuated during the reporting period, overweight exposure to Argentina, Brazil, Colombia, Nigeria, Ukraine and Venezuela contributed positively to relative performance. Conversely,
Annual Shareholder Report

underweight exposure to India, Panama, Saudi Arabia, Turkey and Philippines also contributed to outperformance as those countries tended to underperform the broader emerging market universe. Security selection within most countries also contributed positively to relative performance. At various points, currency foreign exchange forwards were utilized to reduce currency related volatility from underlying security valuations.
DURATION
Fund management actively managed the duration exposure of the Fund utilizing cash, bonds (local and U.S. dollar denominated) and various U.S. Treasury interest rate futures. The Fund’s overall interest rate exposure fluctuated but was underweight relative to the Blended Index for most of the fiscal year. Fund management shifted to a neutral duration exposure during the last three months of the reporting period as interest rates reversed course and began to decline. The strategy worked well. Duration exposure in U.S. dollar denominated bonds as well as local currency bonds contributed positively to performance relative to the Blended Index. Treasury futures were used for duration and yield curve management and had a positive impact on performance relative to the Blended Index.
ASSET ALLOCATION
Fund management actively allocated the Fund’s assets among corporate, sovereign and quasi-sovereign debt. During the reporting period, the Fund had an overweight position in sovereign and corporate bonds versus an underweight in quasi-sovereign bonds. The asset allocation decision contributed positively to performance relative to the benchmarks as both sovereign and corporate bonds outperformed quasi-sovereign bonds during the reporting period.
1
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the indexes that comprise the Blended Index.
3
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MEMBFA.
4
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
5
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6
International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Emerging Market Debt Fund (the “Fund”) from November 30, 2013 to November 30, 2023, compared to the J.P. Morgan Emerging Markets Bond Index Global Diversified (JPM-EMBIGD),2 a blend of indexes comprised of an equal weighting of the JPM-EMBIGD, J.P. Morgan Corporate Emerging Market Bond Index Diversified and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged Diversified (the “Blended Index”)3 and the Morningstar Emerging Market Bond Funds Average (MEMBFA).4 The Average Annual Total Returns table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2023

◾ Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2023
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	6.01%	0.65%	1.00%
Class C Shares	9.10%	0.80%	0.85%
Institutional Shares	11.26%	1.83%	1.72%
JPM-EMBIGD	6.42%	1.00%	2.79%
Blended Index	8.57%	1.90%	2.82%
MEMBFA	7.56%	1.26%	2.09%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than or equal to one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The indexes have been adjusted to reflect reinvestment of dividends on securities in the respective indexes.
2
The J.P. Morgan Emerging Markets Bond Index Global Diversified tracks total returns for traded external debt instruments in the emerging markets but limits the weights of emerging countries with larger debt stocks. It is done by only including specific portions of current face value amounts of debt outstanding by placing a 10 percent cap for each country to limit concentration risk.*
3
The J.P. Morgan Corporate Emerging Market Bond Index Diversified is a global, corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities. The J.P. Morgan Government Bond Index-Emerging Markets-Unhedged Diversified tracks local currency government bonds issued by emerging markets. Each of the indexes places a 10 percent cap for each country to limit concentration risk.*
4
Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
*
Each index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. Each index is unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2023, the Fund’s issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
Brazil	14.0%
Mexico	10.0%
South Africa	6.0%
Colombia	5.0%
Israel	4.2%
Peru	4.1%
Nigeria	4.1%
Ghana	3.9%
Oman	3.4%
Indonesia	2.8%
Angola	2.7%
Turkey	2.6%
Argentina	2.2%
Bahrain	2.1%
United Arab Emirates	2.1%
Poland	2.1%
Ivory Coast	2.1%
Ukraine	2.0%
Egypt	2.0%
Morocco	1.8%
Chile	1.7%
Senegal	1.7%
Venezuela	1.6%
Czech Republic	1.6%
Hungary	1.5%
Romania	1.3%
United States	1.1%
Uzbekistan	1.1%
Guatemala	1.0%
Benin	1.0%
Other[2]	5.5%
Cash Equivalents[3]	0.3%
Derivative Contracts[4]	0.4%
Other Assets and Liabilities—Net[5]	1.0%
TOTAL	100%
Annual Shareholder Report

1
This table depicts the Fund’s exposure to various countries through its investment in foreign fixed-income securities, along with the Fund’s holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund’s Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer’s head office, the jurisdiction of the Issuer’s incorporation, the location of the principal trading market for the Issuer’s securities or the country from which a majority of the Issuer’s revenue is derived.

2	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund’s total net assets have been aggregated under the designation of “Other.”
3
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the
Fund’s foreign cash position.

4
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation
(depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2023
Principal Amount or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENT/AGENCIES— 75.0%
		Chemicals & Plastics— 1.8%
$ 200,000		Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, 144A, 5.125%, 6/23/2051	$ 144,075
200,000		Office Cherifien, Sr. Unsecd. Note, REGS, 3.750%, 6/23/2031	165,806
		TOTAL	309,881
		Oil & Gas— 2.9%
500,000	[1,2]	Petroleos de Venezuela, S.A., Unsecd. Note, REGS, 6.000%, 5/16/2024	62,538
200,000		Petroleos Mexicanos, Sr. Unsecd. Note, 6.700%, 2/16/2032	156,273
90,000		Petroleos Mexicanos, Sr. Unsecd. Note, 6.950%, 1/28/2060	55,164
100,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series WI, 5.350%, 2/12/2028	83,029
200,000		Saudi Arabian Oil Co. (Aramco), Sr. Unsecd. Note, 144A, 4.375%, 4/16/2049	159,364
		TOTAL	516,368
		Sovereign— 68.4%
200,000		Angola, Government of, Sr. Unsecd. Note, 144A, 8.000%, 11/26/2029	168,068
200,000		Angola, Government of, Sr. Unsecd. Note, 144A, 8.750%, 4/14/2032	167,000
200,000		Angola, Government of, Sr. Unsecd. Note, REGS, 9.125%, 11/26/2049	151,558
200,000		Argentina, Government of, Sr. Unsecd. Note, 0.750%, 7/9/2030	74,169
371,997		Argentina, Government of, Sr. Unsecd. Note, 3.625%, 7/9/2035	120,022
50,000		Argentina, Government of, Sr. Unsecd. Note, 4.250%, 1/9/2038	18,341
150,000		Argentina, Government of, Unsecd. Note, 0.750%, 7/9/2030	52,025
200,000		Bahrain, Government of, Sr. Unsecd. Note, REGS, 7.000%, 10/12/2028	204,983
EUR 200,000		Benin, Government of, Sr. Unsecd. Note, 144A, 4.950%, 1/22/2035	160,575
PEN 300,000		Bonos De Tesoreria, Unsecd. Note, 5.940%, 2/12/2029	78,702
CLP 270,000,000		BONOS TESORERIA PESOS, Unsecd. Note, 2.500%, 3/1/2025	295,933
BRL 8,300,000		Brazil, Government of, Series NTNF, 10.000%, 1/1/2025	1,674,617
$ 200,000		Brazil, Government of, Sr. Unsecd. Note, 6.250%, 3/18/2031	203,039
200,000		Colombia, Government of, Sr. Unsecd. Note, 8.750%, 11/14/2053	212,488
CZK 7,700,000		Czech, Government of, Unsecd. Note, Series 121, 1.200%, 3/13/2031	278,951
$ 200,000		Dominican Republic, Government of, Sr. Unsecd. Note, 144A, 5.875%, 1/30/2060	161,459
50,000	[3]	Ecuador, Government of, Sr. Unsecd. Note, REGS, 0.000%, 7/31/2030	13,655
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENT/AGENCIES— continued
		Sovereign— continued
$ 150,000		Ecuador, Government of, Sr. Unsecd. Note, REGS, 2.500%, 7/31/2040	$ 47,250
150,000		Ecuador, Government of, Sr. Unsecd. Note, REGS, 3.500%, 7/31/2035	52,466
200,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 3.875%, 2/16/2026	155,234
EUR 100,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 6.375%, 4/11/2031	64,750
$ 200,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 7.052%, 1/15/2032	125,522
75,000		El Salvador, Government of, Sr. Unsecd. Note, REGS, 6.375%, 1/18/2027	63,282
75,000		El Salvador, Government of, Sr. Unsecd. Note, REGS, 7.650%, 6/15/2035	55,481
200,000		Gabon, Government of, Sr. Unsecd. Note, REGS, 6.625%, 2/6/2031	156,120
200,000	[1,2]	Ghana, Government of, Sr. Unsecd. Note, 144A, 8.875%, 5/7/2042	84,250
200,000	[1,2]	Ghana, Government of, Sr. Unsecd. Note, REGS, 7.750%, 4/7/2029	85,480
200,000	[1,2]	Ghana, Government of, Sr. Unsecd. Note, REGS, 7.875%, 3/26/2027	87,287
200,000	[1,2]	Ghana, Government of, Unsecd. Note, REGS, 8.125%, 1/18/2026	89,206
200,000		Guatemala, Government of, Sr. Unsecd. Note, REGS, 4.900%, 6/1/2030	183,277
HUF 105,000,000		Hungary, Government of, Unsecd. Note, Series 27/A, 3.000%, 10/27/2027	263,255
IDR 6,900,000,000		Indonesia, Government of, Sr. Unsecd. Note, Series FR68, 8.375%, 3/15/2034	496,434
EUR 100,000		Ivory Coast, Government of, Sr. Unsecd. Note, 144A, 5.875%, 10/17/2031	94,168
$ 83,341		Ivory Coast, Government of, Sr. Unsecd. Note, REGS, 5.750%, 12/31/2032	76,951
200,000		Ivory Coast, Government of, Sr. Unsecd. Note, REGS, 6.375%, 3/3/2028	192,156
200,000		Kingdom of Bahrain, Government of, Sr. Unsecd. Note, 144A, 5.625%, 5/18/2034	175,250
200,000	[1,2]	Lebanon, Government of, Sr. Unsecd. Note, 6.000%, 12/31/2099	11,040
MXN 8,300,000		Mex Bonos Desarr Fix Rt, Sr. Unsecd. Note, Series M, 7.750%, 11/23/2034	427,800
500,000		Mex Bonos Desarr Fix Rt, Sr. Unsecd. Note, Series M, 8.000%, 9/5/2024	28,222
10,000,000		Mexico, Government of, Sr. Unsecd. Note, Series M, 5.750%, 3/5/2026	528,203
$ 200,000		Nigeria, Government of, Sr. Unsecd. Note, 144A, 7.375%, 9/28/2033	159,508
200,000		Nigeria, Government of, Sr. Unsecd. Note, REGS, 6.500%, 11/28/2027	176,940
200,000		Oman, Government of, Sr. Unsecd. Note, 144A, 6.250%, 1/25/2031	205,087
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENT/AGENCIES— continued
		Sovereign— continued
$ 200,000		Oman, Government of, Sr. Unsecd. Note, REGS, 4.750%, 6/15/2026	$ 195,516
200,000		Oman, Government of, Sr. Unsecd. Note, REGS, 5.625%, 1/17/2028	200,747
200,000		Pakistan, Government of, Sr. Secd. Note, REGS, 6.875%, 12/5/2027	131,206
PEN 1,750,000		Peru, Government of, Sr. Unsecd. Note, 6.150%, 8/12/2032	441,134
PLN 1,600,000		Poland, Government of, Unsecd. Note, Series 0726, 2.500%, 7/25/2026	372,564
RON 1,100,000		Romania, Government of, Unsecd. Note, Series 5Y, 3.250%, 6/24/2026	223,878
$ 200,000		Rwanda, Government of, Sr. Unsecd. Note, 144A, 5.500%, 8/9/2031	155,132
EUR 200,000		Senegal, Government of, Sr. Unsecd. Note, 144A, 5.375%, 6/8/2037	147,491
$ 200,000		Senegal, Government of, Sr. Unsecd. Note, 144A, 6.750%, 3/13/2048	141,248
200,000		South Africa, Government of, Sr. Unsecd. Note, 5.875%, 4/20/2032	179,242
ZAR 3,000,000		South Africa, Government of, Sr. Unsecd. Note, Series 2044, 8.750%, 1/31/2044	117,907
4,500,000		South Africa, Government of, Unsecd. Note, Series 2032, 8.250%, 3/31/2032	204,742
$ 200,000		State of Israel, Sr. Unsecd. Note, 4.500%, 1/17/2033	183,490
COP 1,500,000,000	[4]	Titulos De Tesoreria, Unsecd. Note, Series B, 7.000% (SOFR +0.300%), 6/30/2032	297,501
500,000,000		Titulos De Tesoreria, Unsecd. Note, Series B, 7.250%, 10/18/2034	96,290
$ 400,000		Turkey, Government of, Sr. Unsecd. Note, 4.875%, 4/16/2043	263,290
200,000	[1,2]	Ukraine, Government of, Sr. Unsecd. Note, REGS, 7.750%, 9/1/2026	55,449
200,000	[1,2]	Ukraine, Government of, Sr. Unsecd. Note, REGS, 8.994%, 2/1/2026	59,992
325,000	[1,2]	Ukraine, Government of, Unsecd. Note, 144A, 7.750%, 8/1/2041	141,075
200,000		Uzbekistan, Government of, Unsecd. Note, 144A, 4.750%, 2/20/2024	198,502
1,000,000	[1,2]	Venezuela, Government of, Sr. Unsecd. Note, 8.250%, 10/13/2024	160,101
		TOTAL	12,086,701
		State/Provincial— 0.2%
100,000		Provincia De Buenos Aires, Sr. Unsecd. Note, 144A, 6.375%, 9/1/2037	36,400
		Transportation— 1.4%
200,000	[1,2]	State Age Roads, Sr. Unsecd. Note, 144A, 6.250%, 6/24/2030	52,315
200,000		Transnet SOC Ltd., Sr. Unsecd. Note, 144A, 8.250%, 2/6/2028	195,147
		TOTAL	247,462
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENT/AGENCIES— continued
		Utilities— 0.3%
$ 200,000	[1,2]	NPC Ukrenergo, Sr. Unsecd. Note, 144A, 6.875%, 11/9/2028	$ 56,340
		TOTAL FOREIGN GOVERNMENT/AGENCIES (IDENTIFIED COST $17,284,329)	13,253,152
		CORPORATE BONDS— 23.3%
		Automotive— 1.1%
200,000		Hyundai Capital America, Sr. Unsecd. Note, 144A, 5.680%, 6/26/2028	199,234
		Banking— 3.3%
200,000	[5]	Access Bank PLC, Jr. Sub. Note, 144A, 9.125%, 10/7/2026	169,138
200,000		Akbank TAS, Sr. Unsecd. Note, 144A, 6.800%, 2/6/2026	197,881
200,000	[1,2,6]	Alfa Bank (Alfa Bond), Sub., REGS, 5.950%, 4/15/2030	10,000
200,000		Bank Leumi Le-Israel, Sub., 7.129%, 7/18/2033	190,778
200,000	[1,2,5,6]	SovCo Capital Partners BV, Jr. Sub. Note, 144A, 7.600%, 2/17/2027	10,000
200,000	[1,2,5,6]	SovCo Capital Partners BV, Jr. Sub. Note, 144A, 7.750%, 5/6/2025	10,000
		TOTAL	587,797
		Building & Development— 1.0%
200,000		Aldar Sukuk (No. 2) Ltd., Sr. Unsecd. Note, Series EMTN, 3.875%, 10/22/2029	183,129
		Building Materials— 1.2%
200,000		Cemex SAB de CV, Sr. Sub. Note, 144A, 9.125%, 6/14/2072	209,064
		Chemicals & Plastics— 2.0%
200,000		Sasol Financing USA LLC, Sr. Unsecd. Note, 144A, 8.750%, 5/3/2029	199,541
200,000		Sasol Financing USA LLC, Sr. Unsecd. Note, 5.500%, 3/18/2031	163,145
		TOTAL	362,686
		Consumer Products— 0.0%
25,000		ATENTO LUXCO 1 SA, REGS, 8.000%, 2/10/2026	82
		Financial Intermediaries— 0.9%
170,000		Mx Remit Fund Fiduc Est, Sr. Note, REGS, 4.875%, 1/15/2028	151,288
		Food Products— 2.3%
200,000		JBS USA LUX SA / JBS Food Co. / JBS USA Finance Inc., Sr. Unsecd. Note, 144A, 6.750%, 3/15/2034	201,168
200,000		Minerva Luxembourg SA, Sr. Unsecd. Note, 144A, 8.875%, 9/13/2033	202,030
		TOTAL	403,198
		Oil & Gas— 9.2%
100,000		Ecopetrol SA, Sr. Unsecd. Note, 6.875%, 4/29/2030	95,360
100,000		Ecopetrol SA, Sr. Unsecd. Note, 8.625%, 1/19/2029	103,736
83,000		Ecopetrol SA, Sr. Unsecd. Note, 8.875%, 1/13/2033	85,676
200,000		Energean Israel Finance Ltd., Sec. Fac. Bond, 4.875%, 3/30/2026	183,647
200,000		Energean Israel Finance Ltd., Sec. Fac. Bond, 8.500%, 9/30/2033	189,750
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS— continued
	Oil & Gas— continued
$ 176,852	Guara Norte Sarl, Sr. Note, 144A, 5.198%, 6/15/2034	$ 156,419
200,000	Hunt Oil Co. of Peru, Sr. Unsecd. Note, 144A, 8.550%, 9/18/2033	207,858
200,000	Kosmos Energy Ltd., Sr. Unsecd. Note, 144A, 7.500%, 3/1/2028	179,163
200,000	SEPLAT Petroleum Development Co. PLC, Sr. Unsecd. Note, 144A, 7.750%, 4/1/2026	181,560
184,000	Tullow Oil PLC, Sec. Fac. Bond, 144A, 10.250%, 5/15/2026	163,011
100,000	YPF Sociedad Anonima, Sr. Unsecd. Note, REGS, 6.950%, 7/21/2027	85,383
	TOTAL	1,631,563
	Rail Industry— 0.2%
30,600	Panama Canal Railway Co., Sr. Note, REGS, 7.000%, 11/1/2026	30,742
	Real Estate— 1.2%
200,000	Country Garden Holdings Co., 3.300%, 1/12/2031	17,750
200,000	Esic Sukuk Ltd, Sr. Unsecd. Note, Series EMTN, 3.939%, 7/30/2024	195,529
	TOTAL	213,279
	Telecommunications & Cellular— 0.9%
MXN 2,000,000	America Movil S.A.B. de C.V., Sr. Unsecd. Note, 9.500%, 1/27/2031	111,487
$ 50,000	IHS Holding Ltd., Sr. Unsecd. Note, 144A, 6.250%, 11/29/2028	39,990
	TOTAL	151,477
	TOTAL CORPORATE BONDS (IDENTIFIED COST $4,948,413)	4,123,539
	INVESTMENT COMPANY— 0.3%
49,548	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.45%[7] (IDENTIFIED COST $49,558)	49,563
	TOTAL INVESTMENT IN SECURITIES—98.6% (IDENTIFIED COST $22,282,300)[8]	$17,426,254
	OTHER ASSETS AND LIABILITIES - NET—1.4%[9]	256,166
	TOTAL NET ASSETS—100%	$17,682,420
Annual Shareholder Report

At November 30, 2023, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Futures:
Euro-Bund Long Futures	2	EUR 287,994	December 2023	$7,303
United States Treasury Notes 10 Year Long Bond, Long Futures	15	$1,646,953	March 2024	$9,216
United States Treasury Notes Ultra Bond, Long Futures	2	$246,000	March 2024	$3,260
Short Futures:
Euro-Bund Short Futures	1	EUR144,389	March 2024	$(818)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$18,961
At November 30, 2023, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/4/2023	JPMorgan	1,000,000 BRL	$204,399	$(1,330)
12/4/2023	JPMorgan	6,050,000 BRL	$1,230,560	$(1,988)
12/20/2023	BNP Paribas	1,608,434 RON	$343,522	$8,730
12/20/2023	BNY Mellon	93,224,486 HUF	$254,627	$11,775
12/20/2023	Credit Agricole	7,080,825 CZK	$305,649	$11,243
12/20/2023	Credit Agricole	131,725 SGD	$97,033	$1,535
12/20/2023	HSBC	3,871,910 CNY	$536,268	$7,808
12/20/2023	Morgan Stanley	5,361,384 ZAR	$278,798	$5,090
12/20/2023	State Street	400,000,000 COP	$98,420	$718
12/20/2023	State Street	975,582 PLN	$223,281	$20,372
2/8/2024	Bank of America	$18,200	24,827 CAD	$(117)
2/8/2024	Citibank	$4,550	49,562 NOK	$(40)
2/8/2024	JPMorgan	$4,550	48,362 NOK	$71
2/8/2024	State Street	68,295 EUR	$73,523	$1,052
2/8/2024	State Street	$30,000	49,466 NZD	$(468)
2/8/2024	State Street	$14,500	22,037 AUD	$(93)
Contracts Sold:
12/4/2023	BNP Paribas	6,050,000 BRL	$1,221,981	$(6,591)
12/4/2023	JPMorgan	1,000,000 BRL	$206,097	$3,027
12/20/2023	Bank of America	2,000,000 CNY	$276,763	$(4,274)
12/20/2023	Bank of America	430,000 EUR	$460,450	$(8,058)
12/20/2023	Barclays	224,317,000 CLP	$254,784	$(2,037)
12/20/2023	Barclays	1,053,560,000 COP	$261,607	$488
Annual Shareholder Report

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
12/20/2023	BNP Paribas	1,000,000,000 COP	$251,411	$3,566
12/20/2023	Citibank	1,466,480 PEN	$392,579	$677
12/20/2023	Morgan Stanley	10,471,322 MXN	$603,543	$2,632
2/8/2024	Credit Agricole	34,147 EUR	$37,156	$(132)
2/8/2024	Credit Agricole	$92,500	13,666,595 JPY	$755
2/8/2024	Credit Agricole	$9,100	100,981 NOK	$252
2/8/2024	HSBC	20,000 GBP	37,963 AUD	$(124)
2/8/2024	HSBC	20,000 GBP	41,418 NZD	$249
2/8/2024	JPMorgan	17,074 EUR	$18,809	$165
2/8/2024	JPMorgan	$14,500	22,283 AUD	$255
2/8/2024	JPMorgan	$9,100	12,517 CAD	$134
2/8/2024	Morgan Stanley	$30,000	50,299 NZD	$982
2/8/2024	State Street	$9,100	12,446 CAD	$82
3/4/2024	JPMorgan	6,110,000 BRL	$1,230,483	$2,045
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$58,451
At November 30, 2023, the Fund had the following open swap contracts:
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2023[10]	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
OTC Swaps:
Morgan Stanley	United Mexican States	Sell	1.00%	12/20/2028	1.01%	$100,000	$(37)	$(1,428)	$1,391
Barclays	United Mexican States	Sell	1.00%	12/20/2028	1.86%	$200,000	$(73)	$(2,692)	$2,619
TOTAL CREDIT DEFAULT SWAPS							$(110)	$(4,120)	$4,010
Net Unrealized Appreciation (Depreciation) on Futures Contracts, Foreign Exchange Contracts and the value of Swap Contracts are included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

Transactions with affiliated investment companies, which are managed by the Adviser or an affiliate of the Adviser, during the period ended November 30, 2023, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 11/30/2022	$52,057
Purchases at Cost	$11,074,088
Proceeds from Sales	$(11,076,928)
Change in Unrealized Appreciation/Depreciation	$2
Net Realized Gain/(Loss)	$344
Value as of 11/30/2023	$49,563
Shares Held as of 11/30/2023	49,548
Dividend Income	$19,868

1	Non-income-producing security.
2	Issuer in default.
3	Zero coupon bond, reflects effective rate at time of purchase.
4
Floating/variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

5	Perpetual Bond Security. The maturity date reflects the next call date.
6
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Adviser acting through its Valuation Committee.

7	7-day net yield.
8	The cost of investments for federal tax purposes amounts to $22,225,434.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
10
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/
performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.
Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Annual Shareholder Report

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2023, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Foreign Government/Agencies	$—	$13,253,152	$—	$13,253,152
Corporate Bonds	—	4,093,539	30,000	4,123,539
Investment Company	49,563	—	—	49,563
TOTAL SECURITIES	$49,563	$17,346,691	$30,000	$17,426,254
Other Financial Instruments:
Assets
Futures Contracts	$19,779	$—	$—	$19,779
Foreign Exchange Contracts	—	83,703	—	83,703
Liabilities
Futures Contracts	(818)	—	—	(818)
Swap Contracts	—	(110)	—	(110)
Foreign Exchange Contracts	—	(25,252)	—	(25,252)
TOTAL OTHER FINANCIAL INSTRUMENTS	$18,961	$58,341	$—	$77,302
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Investments in Foreign Governments/ Agencies	Investments in Corporate Bonds
Balance as of 11/30/2022	$287,554	$30,000
Accreted/amortized discount/premiums	(48)	—
Transfers into Level 3	—	—
Net realized gain/(loss)	(557,951)	—
Change in unrealized appreciation/depreciation	270,445	—
Purchases	—	—
(Sales)	—	—
Balance as of 11/30/2023	$—	$30,000
Total change in unrealized appreciation/depreciation attributable to investments still held at 11/30/2023	$270,445	$—
Annual Shareholder Report

The following acronym(s) are used throughout this portfolio:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EMTN	—Euro Medium Term Note
EUR	—Euro
GBP	—Great British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
OTC	—Over-the-Counter
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RON	—Romanian Leu
SGD	—Singapore Dollar
SOFR	—Secured Overnight Financing Rate
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.80	$8.41	$8.85	$8.56	$7.91
Income From Investment Operations:
Net investment income[1]	0.53	0.50	0.44	0.47	0.54
Net realized and unrealized gain (loss)	0.20	(1.80)	(0.60)	0.02	0.33
TOTAL FROM INVESTMENT OPERATIONS	0.73	(1.30)	(0.16)	0.49	0.87
Less Distributions:
Distributions from net investment income	(0.25)	(0.31)	(0.28)	(0.20)	(0.22)
Net Asset Value, End of Period	$7.28	$6.80	$8.41	$8.85	$8.56
Total Return[2]	11.00%	(15.60)%	(1.96)%	5.83%	11.23%
Ratios to Average Net Assets:
Net expenses[3]	1.19%	1.18%	1.18%	1.18%[4]	1.18%[4]
Net investment income	7.63%	6.21%	5.01%	5.51%	6.13%
Expense waiver/reimbursement[5]	2.03%	1.43%	1.01%	1.16%	0.91%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,128	$12,442	$28,558	$24,294	$26,993
Portfolio turnover[6]	72%	81%	74%	69%	91%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 1.18% and 1.18% for the years ended November 30, 2020 and
2019, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.75	$8.35	$8.80	$8.50	$7.86
Income From Investment Operations:
Net investment income[1]	0.48	0.46	0.39	0.45	0.49
Net realized and unrealized gain (loss)	0.19	(1.80)	(0.63)	(0.02)	0.31
TOTAL FROM INVESTMENT OPERATIONS	0.67	(1.34)	(0.24)	0.43	0.80
Less Distributions:
Distributions from net investment income	(0.20)	(0.26)	(0.21)	(0.13)	(0.16)
Net Asset Value, End of Period	$7.22	$6.75	$8.35	$8.80	$8.50
Total Return[2]	10.10%	(16.23)%	(2.79)%	5.20%	10.34%
Ratios to Average Net Assets:
Net expenses[3]	1.94%	1.93%	1.93%	1.93%[4]	1.93%[4]
Net investment income	7.03%	5.61%	4.51%	4.93%	5.56%
Expense waiver/reimbursement[5]	2.03%	1.48%	1.05%	1.15%	0.91%
Supplemental Data:
Net assets, end of period (000 omitted)	$162	$257	$501	$1,394	$2,207
Portfolio turnover[6]	72%	81%	74%	69%	91%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 1.93% and 1.93% for the years ended November 30, 2020 and
2019, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.81	$8.42	$8.87	$8.57	$7.92
Income From Investment Operations:
Net investment income[1]	0.55	0.55	0.46	0.49	0.56
Net realized and unrealized gain (loss)	0.20	(1.83)	(0.61)	0.03	0.33
TOTAL FROM INVESTMENT OPERATIONS	0.75	(1.28)	(0.15)	0.52	0.89
Less Distributions:
Distributions from net investment income	(0.27)	(0.33)	(0.30)	(0.22)	(0.24)
Net Asset Value, End of Period	$7.29	$6.81	$8.42	$8.87	$8.57
Total Return[2]	11.26%	(15.37)%	(1.81)%	6.21%	11.49%
Ratios to Average Net Assets:
Net expenses[3]	0.94%	0.93%	0.93%	0.93%[4]	0.93%[4]
Net investment income	7.86%	6.66%	5.22%	5.81%	6.40%
Expense waiver/reimbursement[5]	2.03%	1.48%	1.01%	1.15%	0.91%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,392	$5,479	$10,464	$7,653	$9,256
Portfolio turnover[6]	72%	81%	74%	69%	91%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 0.93% and 0.93% for the years ended November 30, 2020 and
2019, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2023

Assets:
Investment in securities, at value including $49,563 of investment in an affiliated holding* (identified cost $22,282,300, including $49,558 of identified cost in an affiliated holding)	$17,426,254
Cash denominated in foreign currencies (identified cost $19,374)	19,899
Cash	7,774
Income receivable	365,457
Receivable for investments sold	129,404
Unrealized appreciation on foreign exchange contracts	83,703
Due from broker (Note 2)	44,735
Receivable for periodic payments from swap contracts	800
Receivable for shares sold	146
Total Assets	18,078,172
Liabilities:
Payable for portfolio accounting fees	$101,163
Payable for investments purchased	91,752
Payable for shares redeemed	73,110
Payable for auditing fees	39,086
Unrealized depreciation on foreign exchange contracts	25,252
Payable for custodian fees	22,163
Payable for variation margin on futures contracts	10,721
Payable for share registration costs	9,636
Income distribution payable	7,003
Payable to adviser (Note 5)	2,358
Payable for other service fees (Notes 2 and 5)	1,468
Payable for capital gains taxes withheld	125
Swaps, at value (premium received $4,120)	110
Accrued expenses (Note 5)	11,805
TOTAL LIABILITIES	395,752
Net assets for 2,428,728 shares outstanding	$17,682,420
Net Assets Consist of:
Paid-in capital	$37,723,630
Total distributable earnings (loss)	(20,041,210)
TOTAL NET ASSETS	$17,682,420
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($12,127,890 ÷ 1,666,465 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$7.28
Offering price per share (100/95.50 of $7.28)	$7.62
Redemption proceeds per share	$7.28
Class C Shares:
Net asset value per share ($162,184 ÷ 22,454 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$7.22
Offering price per share	$7.22
Redemption proceeds per share (99.00/100 of $7.22)	$7.15
Institutional Shares:
Net asset value per share ($5,392,346 ÷ 739,809 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$7.29
Offering price per share	$7.29
Redemption proceeds per share	$7.29

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2023

Investment Income:
Interest (net of foreign tax withheld of $2,251)	$1,527,296
Dividends received from an affiliated holding*	19,868
TOTAL INCOME	1,547,164
Expenses:
Investment adviser fee (Note 5)	$149,228
Administrative fee (Note 5)	15,095
Custodian fees	31,033
Transfer agent fees	31,967
Directors’/Trustees’ fees (Note 5)	2,241
Auditing fees	41,872
Legal fees	11,834
Distribution services fee (Note 5)	1,521
Other service fees (Notes 2 and 5)	31,023
Portfolio accounting fees	155,683
Share registration costs	48,350
Printing and postage	23,246
Miscellaneous (Note 5)	9,967
TOTAL EXPENSES	553,060
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(149,228)
Reimbursement of other operating expenses (Note 5)	(206,513)
TOTAL WAIVER AND REIMBURSEMENTS	(355,741)
Net expenses	197,319
Net investment income	1,349,845
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments (including net realized gain of $344 on sales of investments in an affiliated holding*) and foreign currency transactions	$(1,867,320)
Net realized loss on foreign exchange contracts	(452,607)
Net realized loss on futures contracts	(59,306)
Net realized gain on written options	4,524
Net realized gain on swap contracts	12,204
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $2 of investments in an affiliated holding* and increase in payable for capital gains taxes withheld of $125)	2,677,542
Net change in unrealized depreciation of foreign exchange contracts	190,085
Net change in unrealized appreciation of futures contracts	(1,181)
Net change in unrealized appreciation of swap contracts	388
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, written options, swap contracts and foreign currency transactions	504,329
Change in net assets resulting from operations	$1,854,174

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,349,845	$1,656,392
Net realized loss	(2,362,505)	(4,003,192)
Net change in unrealized appreciation/depreciation	2,866,834	(2,973,110)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,854,174	(5,319,910)
Distributions to Shareholders:
Class A Shares	(440,563)	(749,893)
Class C Shares	(6,462)	(12,767)
Institutional Shares	(195,752)	(361,198)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(642,777)	(1,123,858)
Share Transactions:
Proceeds from sale of shares	2,048,222	3,947,141
Net asset value of shares issued to shareholders in payment of distributions declared	594,411	939,850
Cost of shares redeemed	(4,349,854)	(19,787,714)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,707,221)	(14,900,723)
Change in net assets	(495,824)	(21,344,491)
Net Assets:
Beginning of period	18,178,244	39,522,735
End of period	$17,682,420	$18,178,244
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2023
1. ORGANIZATION
Federated Hermes World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes Emerging Market Debt Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Investment Management Company (the “Adviser”).
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Directors (the “Directors”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Directors’ oversight and certain reporting and other requirements intended to provide the Directors the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Directors periodically review the fair valuations made by the Valuation Committee. The Directors have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
Annual Shareholder Report

mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Directors periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $355,741 is disclosed in Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$30,516
Class C Shares	507
TOTAL	$31,023
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if
Annual Shareholder Report

any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund uses credit default swaps to manage security and market risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2023, is $300,000. The Fund’s maximum risk of loss from
Annual Shareholder Report

counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swap contracts outstanding, at period end, including net unrealized appreciation, are listed after the Fund’s Portfolio of Investments.
The average notional amount of credit default swap contracts held by the Fund throughout the period was $184,615. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase yield, income and return and to manage country and currency risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund’s Portfolio of Investments.
Annual Shareholder Report

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $154,864 and $95,149, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and currency risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $2,269,438 and $29,220, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Option Contracts
The Fund buys or sells put and call options to seek to increase return and to manage currency risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of
Annual Shareholder Report

the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums received/paid for writing/purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Option contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
At November 30, 2023, the Fund had no outstanding purchased or written option contracts.
The average market value of purchased put and call options held by the Fund throughout the period was $115 and $157, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $655 and $252, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$83,703	Unrealized depreciation on foreign exchange contracts	$25,252
Interest rate contracts		—	Payable for variation margin on futures contracts	(18,961)*
Credit contracts		—	Swaps, at value	110
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$83,703		$6,401

*
Includes cumulative net appreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2023
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Swap Contracts	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$(59,306)	$—	$—	$—	$(59,306)
Foreign exchange contracts	—	—	(452,607)	(6,769)	4,524	(454,852)
Credit contracts	12,204	—	—	—	—	12,204
TOTAL	$12,204	$(59,306)	$(452,607)	$(6,769)	$4,524	$(501,954)

1	The net realized loss on Purchased Options is found within the Net realized loss on investments and foreign currency transactions on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Swap Contracts	Futures Contracts	Foreign Exchange Contracts	Total
Interest rate contracts	$—	$(1,181)	$—	$(1,181)
Foreign exchange contracts	—	—	190,085	190,085
Credit contracts	388	—	—	388
TOTAL	$388	$(1,181)	$190,085	$189,292
Annual Shareholder Report

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2023, the impact of netting assets and liabilities and the offsetting of collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Foreign exchange contracts	$83,703	$(11,254)	$—	$72,449

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Swap contracts	$110	$—	$—	$110
Foreign exchange contracts	25,252	(11,254)	—	13,998
TOTAL	$25,362	$(11,254)	$—	$14,108
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	61,582	$428,678	170,020	$1,343,210
Shares issued to shareholders in payment of distributions declared	57,417	393,087	77,492	567,301
Shares redeemed	(281,902)	(1,951,773)	(1,813,897)	(13,609,990)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(162,903)	$(1,130,008)	(1,566,385)	$(11,699,479)
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	Year Ended 11/30/2023		Year Ended 11/30/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,341	$9,225	1,345	$9,791
Shares issued to shareholders in payment of distributions declared	923	6,248	1,656	12,159
Shares redeemed	(17,930)	(122,967)	(24,876)	(178,062)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(15,666)	$(107,494)	(21,875)	$(156,112)
	Year Ended 11/30/2023		Year Ended 11/30/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	231,634	$1,610,319	376,333	$2,594,140
Shares issued to shareholders in payment of distributions declared	28,419	195,076	48,905	360,390
Shares redeemed	(324,587)	(2,275,114)	(863,464)	(5,999,662)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(64,534)	$(469,719)	(438,226)	$(3,045,132)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(243,103)	$(1,707,221)	(2,026,486)	$(14,900,723)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2023 and 2022, was as follows:
	2023	2022
Ordinary income	$642,777	$1,123,858
As of November 30, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$116,492
Net unrealized depreciation	$(4,783,465)
Capital loss carryforwards	$(15,372,659)
Other timing differences	$(1,578)
TOTAL	$(20,041,210)
At November 30, 2023, the cost of investments for federal tax purposes was $22,225,434. The net unrealized depreciation of investments for federal tax purposes was $4,783,465. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $208,547 and unrealized depreciation from investments for those securities having an excess of cost over value of $4,992,012. The amounts are inclusive of derivative contracts. The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, defaulted securities and mark to market of derivative instruments.
Annual Shareholder Report

As of November 30, 2023, the Fund had a capital loss carryforward of $15,372,659 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$8,210,271	$7,162,388	$15,372,659
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2023, the Adviser voluntarily waived $148,782 of its fee and voluntarily reimbursed $206,513 of other operating expenses.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2023, the Adviser reimbursed $446.
Some or all of the Fund’s assets are managed by Federated Hermes (UK) LLP (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an annual fee equal to 0.49% of the portion managed by the Sub-Adviser of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense.
For the year ended November 30, 2023, the Sub-Adviser earned a fee of $34,410.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2023, the annualized fee paid to FAS was 0.086% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.75% of average daily net assets annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
For the year ended November 30, 2023, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$1,521
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2023, FSC retained $68 of fees paid by the Fund.
Other Service Fees
For the year ended November 30, 2023, FSSC received $2,605 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2023, FSC retained $1,003 in sales charges from the sale of Class A Shares.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.18%, 1.93% and 0.93% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2025; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Annual Shareholder Report

Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2023, were as follows:
Purchases	$12,190,407
Sales	$13,455,649
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2023, the Fund had no outstanding loans. During the year ended November 30, 2023, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2023, there were no outstanding loans. During the year ended November 30, 2023, the program was not utilized.
Annual Shareholder Report

10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2023, 99.45% of total ordinary income distributions qualified as business interest income for purposes of 163(j) and the regulations thereunder.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED HERMES WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED HERMES EMERGING MARKET DEBT FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Emerging Market Debt Fund (the “Fund”) (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes World Investment Series, Inc.) at November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 23, 2024
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 to November 30, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000.00	$1,089.30	$6.23
Class C Shares	$1,000.00	$1,084.40	$10.14
Institutional Shares	$1,000.00	$1,090.50	$4.93
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000.00	$1,019.10	$6.02
Class C Shares	$1,000.00	$1,015.34	$9.80
Institutional Shares	$1,000.00	$1,020.36	$4.76

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.19%
Class C Shares	1.94%
Institutional Shares	0.94%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2023, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 101 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about the Corporation and the Directors and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees of the Federated Hermes Fund Family; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Member of the Compensation Committee, Equifax, Inc.; Lead
Director, Member of the Audit and Nominating and Corporate
Governance Committees, Haverty Furniture Companies, Inc.; formerly,
Director, Member of Governance and Compensation Committees,
Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Emerita, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Director of the Office of Church Relations and later as Associate General Secretary for the Diocese of Pittsburgh, a
member of the Superior Court of Pennsylvania and as a Professor of
Law, Duquesne University School of Law. Judge Lally-Green was
appointed by the Supreme Court of Pennsylvania and previously served on the Supreme Court’s Board of Continuing Judicial
Education and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green was then appointed by the Supreme
Court of Pennsylvania and currently serves on the Judicial Ethics
Advisory Board. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director, CNX Resources
Corporation (natural gas). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director,
Saint Thomas More Society; Director and Chair, Catholic High Schools
of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, Saint Vincent College; Director and Chair, North Catholic
High School, Inc.; Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.; and Director and Vice Chair, Saint
Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee and Chair of the Audit
Committee of the Federated Hermes Fund Family; Sole Proprietor,
Navigator Management Company (investment and strategic
consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy
Hospital, and as a member of the Board of Directors of Catholic
Charities, Pittsburgh.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes’ taxable fixed-income products in 2004 and also serves as a
Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes Emerging Market Debt Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) and the investment sub-advisory contract between the Adviser and Federated Hermes (UK) LLP (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The
Annual Shareholder Report

Board also considered such additional matters as the Independent Directors deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Advisers’ investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the
Annual Shareholder Report

Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its evaluation of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by Federated Hermes. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Advisers, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Advisers’ ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and expanded its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
Annual Shareholder Report

Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisers to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
Annual Shareholder Report

Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
The Board considered that the Fund’s performance fell below the median of the Performance Peer Group for the one-year, three-year and five-year periods ended December 31, 2022. The Board discussed the Fund’s performance with the Advisers and recognized the efforts being taken by the Advisers in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are
Annual Shareholder Report

readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board noted that, for the year ended December 31, 2022, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted that the investment advisory fee was waived in its entirety, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Annual Shareholder Report

Profitability
The Board received and considered profitability information furnished by Federated Hermes. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information
Annual Shareholder Report

security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Annual Shareholder Report

Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contracts. The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes World Investment Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Emerging Market Debt Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
Annual Shareholder Report

the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Emerging Market Debt Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U771
CUSIP 31428U755
CUSIP 31428U615
G01949-01 (1/24)
© 2024 Federated Hermes, Inc.

Annual Shareholder Report
November 30, 2023

Share Class | Ticker	A | FGFAX	C | FGFCX	R | FGFRX
	Institutional | FGFLX	R6 | FGRSX

Federated Hermes International Leaders Fund
Fund Established 1998

A Portfolio of Federated Hermes World Investment Series, Inc.
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2022 through November 30, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes International Leaders Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2023, was 9.17%, 8.35%, 9.00%, 9.47%, and 9.54% for Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares, respectively. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE),1 the Fund’s broad-based securities market index, was 12.36% for the same period. The total return of Morningstar Foreign Large Blend Funds Average (MFLBFA),2 a peer group average for the Fund, was 8.85% for the same period. The Fund’s and MFLBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the MSCI EAFE.
During the reporting period, the most significant factor affecting the Fund’s performance relative to the MSCI EAFE was security selection.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the MSCI EAFE.
MARKET OVERVIEW
Global equity markets3 were broadly positive during the reporting period, although macroeconomic and geopolitical uncertainties persisted. Inflation remained elevated, pushing central bankers globally to begin unwinding years of accommodative monetary policy. Rapid rate hikes and tighter credit conditions stressed the global banking system raising solvency concerns. Despite some easing, inflation remained above target levels leading to expectations of higher interest rates for longer. As the year progressed, several central banks, including the Federal Reserve and Bank of England, began to hold rates steady while others, including the European Central Bank, continued to edge rates higher. A growing divergence between central banks in developed and emerging markets surfaced with emerging market central banks embarking on easing trajectories.
Geopolitics remained tense throughout the reporting period. The war between Ukraine and Russia continued unabated and will be nearing its third year with no resolution in sight. In Taiwan, China increased its nearby military presence after bolstering its bases. In the Middle East, an attack on Israel by Hamas led to an ongoing military response. Global leaders called for peace and while there have been no resolutions, equity markets remained surprisingly calm.
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Energy prices declined significantly during the reporting period, particularly across Europe where storage levels of natural gas remained above seasonal norms. Imports from the U.S. helped ease concerns over both the availability of supply going into the heating season and energy security related to sanctions on Russian supplies. While prices for natural gas declined, the price for a barrel crude oil ended the period roughly flat while enduring periods of volatility. OPEC, led by Saudi Arabia, looked to stabilize prices via voluntary production cuts from member countries to balance supply and demand. However, concerns over compliance with these voluntary production cuts coupled with easing demand growth remained an overhang on prices.
The inflationary impacts on the cost of living drove down real wage growth leading to an increase in labor negotiations and union strikes such as those in the U.S. and Australia. A strike by the United Auto Workers in the U.S. weighed on auto production before concluding with significant wage gains. In the U.K., businesses struggled with labor shortages while consumers struggled with energy costs and mortgage rates which tripled since 2022.
In Japan, the yen weakened, falling to its lowest level since 1990 despite a dovish Bank of Japan starting to relax its yield control measures. China’s economy showed signs of stabilizing after mixed data indicated that real estate remained a drag and that stimulus may be working its way through the economy more gradually than initially expected.
SECURITY SELECTION
Stock selection across the Health Care, Communication Services, Industrials, Energy, Financials, and Utilities sectors contributed positively during the reporting period.
Within Health Care, Swedish Orphan Biovitrum AB and Novo Nordisk A/S were the key contributors. Swedish Orphan Biovitrum AB completed its acquisition of CTI BioPharma Corp through a rights offering removing a technical overhang. Novo Nordisk A/S outperformed on the successful commercialization of its obesity drug, Wegovy. Additionally, the company disclosed that Wegovy significantly lowered the risk of cardiovascular events in an outcome study, further supporting the drug’s prospects.
In Communication Services, Informa Plc and Deutsche Telekom AG were the largest sector contributors. Stock prices of shares of Informa Plc reacted positively after management increased its guidance on a recovery in China reopening and in its live-events business. Deutsche Telekom AG outperformed after selling 51% of its tower unit, while its key U.S. asset, T-Mobile U.S., Inc., continued gaining market share.
Overall, the Fund’s largest positive contribution came from its Industrials holding, Rolls-Royce Holdings Plc, with Mitsubishi Heavy Industries, Ltd. also contributing positively. Shares of Rolls-Royce Holdings Plc moved higher in February 2023 after the new CEO presented his strategic review. Shares continued to outperform throughout the reporting period due to the ongoing recovery in widebody flight hours in addition to better-than-expected operating
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metrics, indicating that the turnaround was progressing well. Mitsubishi Heavy Industries, Ltd, Japan’s largest defense contractor, outperformed as the Japanese government announced a doubling of its defense spending by 2027 in the face of an increasingly assertive China and unpredictable North Korea. Despite the Fund’s strong outperformance in Industrials, Teleperformance SE, one of the largest global call center operators, detracted from performance on the ill-timed acquisition of Majorel Group Luxembourg SA, another leading call center, the subsequent equity raise, and on fears of how artificial intelligence would impact its business.
Oilfield services company, Schlumberger N.V., was the largest positive contributor within the Energy sector. The company outperformed as the oilfield services industry benefited from strong pricing, improved margins, and higher demand for products and services, particularly in the offshore and international markets.
Japanese banks were the top positive contributors within Financials, including Mitsubishi UFJ Financial Group and Sumitomo Mitsui Financial Group. Both companies outperformed on higher Japanese yields in conjunction with moves made to the country’s yield curve control framework. Overall, the sector performed well reflecting the growing view that inflation was expected to settle structurally higher potentially putting Japan on a path towards a more orthodox rates policy.
Utilities Engie S.A. and Veolia Environment S.A. were the sector’s main positive contributors. Engie S.A. benefitted from the normalization of market conditions post Ukraine invasion and an agreement with the Belgium government to extend the life of two nuclear reactors. Veolia Environment S.A., a diversified waste and water services company, outperformed as it benefited from strong demand, better-than-expected cost efficiencies, and inflation indexed contracts.
Stock selection in the Consumer Discretionary, Materials, and Consumer Staples sectors were negative contributors during the reporting period. The Fund’s average cash position, which was higher than normal on the back of heightened political and economic uncertainty, was also a notable detractor.
Consumer Discretionary had the largest negative impact on Fund performance with online casino player Entain Plc as a key detractor. Shares underperformed as poor capital allocation and regulatory challenges hampered the company. Additionally, regulations in Germany and the U.K. led to earnings cuts over the past quarter of 2023.
In Materials, British mining giant Anglo-American Plc was the largest negative detractor. Shares underperformed as mining production came in below expectations and investors digested the large investment in its Woodsmith Project, a U.K fertilizer mine.
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Within Consumer Staples, tobacco companies Imperial Brands Plc and British American Tobacco Plc were the notable detractors. The fundamentals at Imperial Brands Plc remained strong; however, shares were impacted by the market rotation away from the prior year’s winners. British American Tobacco Plc continued to lose market share in the U.S. and there was growing concern the FDA will not approve its key vapor product, Vuse Alto. The company’s board also canceled the buyback due to the rise in interest rates.
1
Please see the footnotes to the line graph below for definitions of, and further information about, the MSCI EAFE.
2
Please see the footnotes to the line graph below for definitions of, and further information about, the Morningstar peer group.
3
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
Annual Shareholder Report
4

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes International Leaders Fund (the “Fund”) from November 30, 2013 to November 30, 2023, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)2 and Morningstar Foreign Large Blend Funds Average (MFLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2023

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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5

Average Annual Total Returns for the Period Ended 11/30/2023
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	3.16%	6.29%	3.15%
Class C Shares	7.35%	6.66%	3.10%
Class R Shares	9.00%	7.31%	3.55%
Institutional Shares	9.47%	7.78%	4.01%
Class R6 Shares	9.54%	7.84%	4.07%
MSCI EAFE	12.36%	5.99%	3.89%
MFLBFA	8.85%	5.45%	3.65%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2
The MSCI EAFE is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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6

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2023, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
United Kingdom	19.0%
Germany	18.2%
Japan	16.8%
France	13.1%
Netherlands	6.6%
Switzerland	6.0%
Hong Kong	3.7%
Denmark	2.9%
Australia	2.8%
South Africa	2.1%
Singapore	1.7%
Canada	1.4%
Finland	1.2%
Sweden	1.1%
Spain	0.9%
South Korea	0.8%
Taiwan	0.7%
Cash Equivalents[2]	0.5%
Other Assets and Liabilities—Net[3]	0.5%
TOTAL	100%
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7

At November 30, 2023, the Fund’s sector composition4 was as follows:
Sector Composition	Percentage of Total Net Assets
Industrials	19.4%
Financials	16.0%
Health Care	14.8%
Information Technology	12.8%
Consumer Staples	9.1%
Consumer Discretionary	6.7%
Communication Services	5.9%
Materials	5.0%
Utilities	4.8%
Energy	4.5%
Cash Equivalents[2]	0.5%
Other Assets and Liabilities—Net[3]	0.5%
TOTAL	100%

1
Country allocations are based primarily on the country in which a company is incorporated.
However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.

2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4
Except for Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification
Standard (GICS) except that the Adviser assigns a classification to securities not classified by the
GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

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8

Portfolio of Investments
November 30, 2023
Shares			Value in U.S. Dollars
		COMMON STOCKS— 99.0%
		Australia— 2.8%
97,625		CSL Ltd.	$ 16,936,769
2,753,000		Glencore PLC	15,435,278
		TOTAL	32,372,047
		Canada— 1.4%
826,600	[1]	CAE, Inc.	16,435,143
		Denmark— 2.9%
330,200		Novo Nordisk A/S	33,611,255
		Finland— 1.2%
697,100	[1]	Nordea Bank Abp	7,787,068
465,000		Stora Enso Oyj, Class R	6,038,133
		TOTAL	13,825,201
		France— 13.1%
526,450		AXA SA	16,400,998
305,937		BNP Paribas SA	19,266,081
287,954		Danone SA	18,491,753
953,400		Engie	16,528,552
520,000	[1]	Forvia	10,228,577
89,704		Nexans SA	7,054,485
90,380		Renault S.A.	3,545,420
276,632		Sanofi	25,768,221
66,152		Teleperformance	9,376,541
213,400		TotalEnergies SE	14,530,888
384,700		Veolia Environnement SA	12,147,324
		TOTAL	153,338,840
		Germany— 18.2%
406,700		Aixtron SE	14,804,127
40,100		Allianz SE	10,064,016
209,300		BASF SE	9,719,726
251,100		Daimler Truck Holding AG	8,149,236
1,646,800		Deutsche Telekom AG, Class REG	39,404,580
540,850		Infineon Technologies AG	20,939,543
76,666		MTU Aero Engines AG	15,674,417
41,781		Rheinmetall AG	12,560,898
642,626		RWE AG	27,532,011
238,512		Siemens AG	39,978,571
230,887		Siemens Healthineers AG	13,317,774
		TOTAL	212,144,899
Annual Shareholder Report
9

Shares			Value in U.S. Dollars
		COMMON STOCKS— continued
		Hong Kong— 3.7%
1,616,800		AIA Group Ltd.	$ 13,864,706
2,696,500		Prudential PLC	29,522,631
		TOTAL	43,387,337
		Japan— 16.8%
249,900		Advantest Corp.	7,819,605
365,800		Fanuc Ltd.	10,127,764
215,300		Hitachi Ltd.	14,944,917
1,161,100		IHI Corp.	22,542,557
77,300		Keyence Corp.	32,880,909
387,400		Mitsubishi Heavy Industries Ltd.	21,857,403
2,319,500		Mitsubishi UFJ Financial Group, Inc.	19,865,159
130,000		Nabtesco Corp.	2,429,435
8,912,500		Nippon Telegraph & Telephone Corp.	10,440,903
268,000		Sony Group Corp.	23,097,827
483,500		Sumitomo Mitsui Financial Group, Inc.	23,694,799
172,800		Sumitomo Mitsui Trust Holdings, Inc.	6,523,689
		TOTAL	196,224,967
		Netherlands— 6.6%
19,000	[1]	Argenx SE, ADR	8,561,590
50,972		ASML Holding N.V.	34,702,736
133,300		Heineken NV	12,187,387
661,897		Shell PLC	21,769,517
		TOTAL	77,221,230
		Singapore— 1.7%
416,137		STMicroelectronics N.V., ADR	19,741,539
		South Africa— 2.1%
897,813		Anglo American PLC	24,323,255
		South Korea— 0.8%
158,290		Samsung Electronics Co. Ltd.	8,914,856
		Spain— 0.9%
272,200		Cellnex Telecom S.A.	10,415,920
		Sweden— 1.1%
556,970	[1]	Swedish Orphan Biovitrum AB	13,240,179
		Switzerland— 6.0%
30,500		DSM-Firmenich AG	2,891,376
24,564		Lonza Group AG	9,510,830
266,341		Nestle S.A.	30,317,778
19,100		Tecan AG	6,963,043
716,712		UBS Group AG	20,188,389
		TOTAL	69,871,416
Annual Shareholder Report
10

Shares			Value in U.S. Dollars
		COMMON STOCKS— continued
		Taiwan— 0.7%
86,057		Taiwan Semiconductor Manufacturing Co. Ltd, ADR	$ 8,374,207
		United Kingdom— 19.0%
185,179		Ashtead Group PLC	11,150,802
360,867		AstraZeneca PLC	46,174,017
2,677,000		BP PLC	16,213,173
6,053,644		Dowlais Group PLC	7,830,543
1,915,457		Entain Plc	19,473,428
2,554,420		HSBC Holdings PLC	19,476,368
252,522		Reckitt Benckiser Group PLC	17,243,679
1,048,855		Rentokil Initial PLC	5,729,011
8,515,391	[1]	Rolls-Royce Holdings PLC	28,938,752
5,464,000	[1]	SSP Group PLC	14,417,910
583,200		Unilever PLC	27,786,677
905,402		WPP PLC	8,112,707
		TOTAL	222,547,067
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,087,097,785)	1,155,989,358
		INVESTMENT COMPANY— 0.5%
5,990,361		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.45%[2] (IDENTIFIED COST $5,989,266)	5,992,158
		TOTAL INVESTMENT IN SECURITIES—99.5% (IDENTIFIED COST $1,093,087,051)[3]	1,161,981,516
		OTHER ASSETS AND LIABILITIES - NET—0.5%[4]	6,414,525
		TOTAL NET ASSETS—100%	$1,168,396,041
Annual Shareholder Report
11

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended November 30, 2023, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 11/30/2022	$6,720,821	$4,783,882	$11,504,703
Purchases at Cost	$212,489,255	$608,789,233	$821,278,488
Proceeds from Sales	$(219,210,076)	$(607,598,099)	$(826,808,175)
Change in Unrealized Appreciation/ Depreciation	$—	$3,134	$3,134
Net Realized Gain/(Loss)	$—	$14,008	$14,008
Value as of 11/30/2023	$—	$5,992,158	$5,992,158
Shares Held as of 11/30/2023	—	5,990,361	5,990,361
Dividend Income	$542,132	$2,956,208	$3,498,340

*	All or a portion of the balance/activity for the fund relates to cash collateral received on security lending transactions.

1	Non-income-producing security.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $1,095,141,271.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
12

The following is a summary of the inputs used, as of November 30, 2023, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$53,112,479	$1,102,876,879	$—	$1,155,989,358
Investment Company	5,992,158	—	—	5,992,158
TOTAL SECURITIES	$59,104,637	$1,102,876,879	$—	$1,161,981,516

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$34.33	$40.90	$39.11	$35.18	$31.80
Income From Investment Operations:
Net investment income[1]	0.50	0.59	0.26	0.17	0.62
Net realized and unrealized gain (loss)	2.49	(1.51)	1.57	4.60	3.57
TOTAL FROM INVESTMENT OPERATIONS	2.99	(0.92)	1.83	4.77	4.19
Less Distributions:
Distributions from net investment income	(0.61)	(0.20)	(0.04)	(0.84)	(0.81)
Distributions from net realized gain	(0.72)	(5.45)	—	—	—
TOTAL DISTRIBUTIONS	(1.33)	(5.65)	(0.04)	(0.84)	(0.81)
Net Asset Value, End of Period	$35.99	$34.33	$40.90	$39.11	$35.18
Total Return[2]	9.17%	(2.96)%	4.67%	13.79%	13.76%
Ratios to Average Net Assets:
Net expenses[3]	1.14%	1.23%	1.22%	1.22%[4]	1.23%[4]
Net investment income	1.41%	1.77%	0.60%	0.50%	1.92%
Expense waiver/reimbursement[5]	0.22%	0.15%	0.13%	0.16%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$247,001	$241,568	$274,479	$273,667	$288,566
Portfolio turnover[6]	80%	72%	74%	46%	51%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.22% and 1.23% for the years ended November 30, 2020 and
2019, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$31.12	$37.65	$36.26	$32.65	$29.38
Income From Investment Operations:
Net investment income (loss)[1]	0.22	0.27	(0.08)	(0.09)	0.33
Net realized and unrealized gain (loss)	2.26	(1.35)	1.47	4.25	3.35
TOTAL FROM INVESTMENT OPERATIONS	2.48	(1.08)	1.39	4.16	3.68
Less Distributions:
Distributions from net investment income	(0.31)	—	—	(0.55)	(0.41)
Distributions from net realized gain	(0.72)	(5.45)	—	—	—
TOTAL DISTRIBUTIONS	(1.03)	(5.45)	—	(0.55)	(0.41)
Net Asset Value, End of Period	$32.57	$31.12	$37.65	$36.26	$32.65
Total Return[2]	8.35%	(3.70)%	3.83%	12.89%	12.85%
Ratios to Average Net Assets:
Net expenses[3]	1.90%	2.02%	2.01%	2.02%[4]	2.04%[4]
Net investment income (loss)	0.67%	0.89%	(0.20)%	(0.29)%	1.09%
Expense waiver/reimbursement[5]	0.19%	0.11%	0.09%	0.11%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$16,364	$23,458	$38,052	$49,726	$63,314
Portfolio turnover[6]	80%	72%	74%	46%	51%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.02% and 2.04% for the years ended November 30, 2020 and
2019, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$34.05	$40.59	$38.86	$34.97	$31.57
Income From Investment Operations:
Net investment income[1]	0.44	0.52	0.18	0.11	0.58
Net realized and unrealized gain (loss)	2.48	(1.49)	1.55	4.56	3.54
TOTAL FROM INVESTMENT OPERATIONS	2.92	(0.97)	1.73	4.67	4.12
Less Distributions:
Distributions from net investment income	(0.55)	(0.12)	—	(0.78)	(0.72)
Distributions from net realized gain	(0.72)	(5.45)	—	—	—
TOTAL DISTRIBUTIONS	(1.27)	(5.57)	—	(0.78)	(0.72)
Net Asset Value, End of Period	$35.70	$34.05	$40.59	$38.86	$34.97
Total Return[2]	9.00%	(3.12)%	4.45%	13.58%	13.58%
Ratios to Average Net Assets:
Net expenses[3]	1.29%	1.42%	1.41%	1.41%[4]	1.38%[4]
Net investment income	1.25%	1.57%	0.42%	0.32%	1.80%
Expense waiver/reimbursement[5]	0.45%	0.39%	0.35%	0.36%	0.35%
Supplemental Data:
Net assets, end of period (000 omitted)	$29,151	$27,359	$32,593	$36,935	$36,354
Portfolio turnover[6]	80%	72%	74%	46%	51%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.41% and 1.38% for the years ended November 30, 2020 and
2019, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$34.42	$40.99	$39.19	$35.25	$31.89
Income From Investment Operations:
Net investment income[1]	0.60	0.66	0.37	0.25	0.68
Net realized and unrealized gain (loss)	2.49	(1.48)	1.56	4.62	3.59
TOTAL FROM INVESTMENT OPERATIONS	3.09	(0.82)	1.93	4.87	4.27
Less Distributions:
Distributions from net investment income	(0.70)	(0.30)	(0.13)	(0.93)	(0.91)
Distributions from net realized gain	(0.72)	(5.45)	—	—	—
TOTAL DISTRIBUTIONS	(1.42)	(5.75)	(0.13)	(0.93)	(0.91)
Net Asset Value, End of Period	$36.09	$34.42	$40.99	$39.19	$35.25
Total Return[2]	9.47%	(2.69)%	4.94%	14.09%	14.07%
Ratios to Average Net Assets:
Net expenses[3]	0.85%	0.97%	0.96%	0.96%[4]	0.97%[4]
Net investment income	1.73%	1.96%	0.86%	0.74%	2.11%
Expense waiver/reimbursement[5]	0.23%	0.14%	0.11%	0.13%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$793,534	$582,859	$812,167	$572,731	$631,603
Portfolio turnover[6]	80%	72%	74%	46%	51%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.96% and 0.97% for the years ended November 30, 2020 and
2019, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$34.38	$40.95	$39.15	$35.22	$31.88
Income From Investment Operations:
Net investment income[1]	0.59	0.69	0.39	0.26	0.70
Net realized and unrealized gain (loss)	2.52	(1.49)	1.56	4.62	3.58
TOTAL FROM INVESTMENT OPERATIONS	3.11	(0.80)	1.95	4.88	4.28
Less Distributions:
Distributions from net investment income	(0.72)	(0.32)	(0.15)	(0.95)	(0.94)
Distributions from net realized gain	(0.72)	(5.45)	—	—	—
TOTAL DISTRIBUTIONS	(1.44)	(5.77)	(0.15)	(0.95)	(0.94)
Net Asset Value, End of Period	$36.05	$34.38	$40.95	$39.15	$35.22
Total Return[2]	9.54%	(2.65)%	4.99%	14.14%	14.12%
Ratios to Average Net Assets:
Net expenses[3]	0.80%	0.92%	0.91%	0.92%[4]	0.92%[4]
Net investment income	1.71%	2.08%	0.91%	0.78%	2.16%
Expense waiver/reimbursement[5]	0.21%	0.11%	0.09%	0.11%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$82,346	$48,266	$55,560	$54,156	$71,725
Portfolio turnover[6]	80%	72%	74%	46%	51%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.92% and 0.92% for the years ended November 30, 2020 and
2019, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
November 30, 2023

Assets:
Investment in securities, at value including $5,992,158 of investment in an affiliated holding* (identified cost $1,093,087,051, including $5,989,266 of identified cost in an affiliated holding)	$1,161,981,516
Cash denominated in foreign currencies (identified cost $172,396)	171,072
Receivable for investments sold	13,314,350
Income receivable	6,360,851
Receivable for shares sold	1,307,474
Due from custodian	36,160
Income receivable from an affiliated holding*	2,867
Total Assets	1,183,174,290
Liabilities:
Payable for investments purchased	$13,414,552
Payable for shares redeemed	833,727
Payable for other service fees (Notes 2 and 5)	55,005
Payable for investment adviser fee (Note 5)	26,931
Payable for distribution services fee (Note 5)	15,909
Payable for administrative fee (Note 5)	2,320
Accrued expenses (Note 5)	429,805
TOTAL LIABILITIES	14,778,249
Net assets for 32,451,682 shares outstanding	$1,168,396,041
Net Assets Consist of:
Paid-in capital	$1,063,241,980
Total distributable earnings (loss)	105,154,061
TOTAL NET ASSETS	$1,168,396,041
Annual Shareholder Report
19

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($247,001,015 ÷ 6,862,737 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$35.99
Offering price per share (100/94.50 of $35.99)	$38.08
Redemption proceeds per share	$35.99
Class C Shares:
Net asset value per share ($16,364,187 ÷ 502,410 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$32.57
Offering price per share	$32.57
Redemption proceeds per share (99.00/100 of $32.57)	$32.24
Class R Shares:
Net asset value per share ($29,151,001 ÷ 816,452 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$35.70
Offering price per share	$35.70
Redemption proceeds per share	$35.70
Institutional Shares:
Net asset value per share ($793,534,100 ÷ 21,985,878 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$36.09
Offering price per share	$36.09
Redemption proceeds per share	$36.09
Class R6 Shares:
Net asset value per share ($82,345,738 ÷ 2,284,205 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$36.05
Offering price per share	$36.05
Redemption proceeds per share	$36.05

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Operations
Year Ended November 30, 2023

Investment Income:
Dividends (including $2,956,208 received from an affiliated holding* and net of foreign taxes withheld of $1,234,463)	$28,550,447
Net income on securities loaned (includes $542,132 earned from an affiliated holding* related to cash collateral balances) (Note 2)	48,762
TOTAL INCOME	28,599,209
Expenses:
Investment adviser fee (Note 5)	$9,458,937
Administrative fee (Note 5)	868,481
Custodian fees	184,521
Transfer agent fees (Note 2)	1,106,729
Directors’/Trustees’ fees (Note 5)	6,846
Auditing fees	40,008
Legal fees	16,872
Distribution services fee (Note 5)	300,327
Other service fees (Notes 2 and 5)	678,906
Portfolio accounting fees	191,926
Share registration costs	146,226
Printing and postage	72,131
Miscellaneous (Note 5)	53,220
TOTAL EXPENSES	13,125,130
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(2,321,021)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(281,356)
TOTAL WAIVERS AND REIMBURSEMENTS	(2,602,377)
Net expenses	10,522,753
Net investment income	18,076,456
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $14,008 on sales of investments in an affiliated holding*) and foreign currency transactions	19,047,600
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized depreciation of $3,134 of investments in an affiliated holding*)	46,249,636
Net realized and unrealized gain (loss) on investments and foreign currency transactions	65,297,236
Change in net assets resulting from operations	$83,373,692

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Changes in Net Assets

Year Ended November 30	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,076,456	$18,733,720
Net realized gain	19,047,600	18,653,057
Net change in unrealized appreciation/depreciation	46,249,636	(80,966,849)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	83,373,692	(43,580,072)
Distributions to Shareholders:
Class A Shares	(9,369,924)	(38,080,964)
Class B Shares[1]	(79,910)	(799,510)
Class C Shares	(761,140)	(5,410,762)
Class R Shares	(1,016,309)	(4,482,085)
Institutional Shares	(23,931,732)	(112,740,343)
Class R6 Shares	(2,041,851)	(7,924,401)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(37,200,866)	(169,438,065)
Share Transactions:
Proceeds from sale of shares	530,250,772	173,561,110
Net asset value of shares issued to shareholders in payment of distributions declared	32,507,351	144,469,023
Cost of shares redeemed	(366,666,152)	(397,376,866)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	196,091,971	(79,346,733)
Change in net assets	242,264,797	(292,364,870)
Net Assets:
Beginning of period	926,131,244	1,218,496,114
End of period	$1,168,396,041	$926,131,244

1	On February 3, 2023, Class B Shares were converted into Class A Shares.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Notes to Financial Statements
November 30, 2023
1. ORGANIZATION
Federated Hermes World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes International Leaders Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital growth.
At the close of business on February 3, 2023, Class B Shares were converted into the Fund’s existing Class A Shares pursuant to a Plan of Conversion approved by the Fund’s Board of Directors (the “Directors”). The conversion occurred on a tax-free basis. The cash value of a shareholder’s investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”).
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is
Annual Shareholder Report
23

normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Directors have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Directors’ oversight and certain reporting and other requirements intended to provide the Directors the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Directors periodically review the fair valuations made by the Valuation Committee. The Directors have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for
Annual Shareholder Report
24

any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Directors periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report
25

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waivers and reimbursements of $2,602,377 is disclosed in various locations in this Note 2 and Note 5.
Transfer Agent Fees
For the year ended November 30, 2023, transfer agent fees for the Fund were as shown below. Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to these fees and reimbursements.
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$297,968	$(34,602)
Class B Shares	1,135	(249)
Class C Shares	22,093	—
Class R Shares	69,797	(187)
Institutional Shares	702,941	(175,895)
Class R6 Shares	12,795	—
TOTAL	$1,106,729	$(210,933)
Annual Shareholder Report
26

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Hermes, Inc. Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to these fees. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
For the year ended November 30, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$626,565
Class B Shares	1,180
Class C Shares	51,161
TOTAL	$678,906
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report
27

Futures Contracts
The Fund purchases and sells financial futures contracts to manage country and currency risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
At November 30, 2023, the Fund had no outstanding futures contracts.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings from collateral invested in affiliated holdings as presented parenthetically on the Statement of Operations do not reflect fees and rebates and are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated, the cash collateral received by the Fund exceeds the market value of the
Annual Shareholder Report
28

securities loaned reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of November 30, 2023, the Fund has no outstanding securities on loan.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to manage country, currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2023, the Fund has no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted
Annual Shareholder Report
29

securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	969,844	$34,514,184	924,058	$31,490,401
Shares issued to shareholders in payment of distributions declared	256,353	8,356,514	947,074	34,429,049
Conversion of Class B Shares to Class A Shares[1]	74,347	2,658,640	—	—
Shares redeemed	(1,474,963)	(51,844,533)	(1,545,545)	(51,391,815)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(174,419)	$(6,315,195)	325,587	$14,527,635
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	206	$6,093	3,520	$116,584
Shares issued to shareholders in payment of distributions declared	2,439	72,311	19,581	648,527
Conversion of Class B Shares to Class A Shares[1]	(74,347)	(2,658,640)	—	—
Shares redeemed	(12,315)	(165,851)	(88,513)	(2,731,904)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(84,017)	$(2,746,087)	(65,412)	$(1,966,793)
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	86,104	$2,773,107	46,658	$1,401,988
Shares issued to shareholders in payment of distributions declared	25,017	739,290	159,458	5,260,523
Shares redeemed	(362,562)	(11,671,772)	(462,987)	(14,050,037)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(251,441)	$(8,159,375)	(256,871)	$(7,387,526)
Annual Shareholder Report
30

	Year Ended 11/30/2023		Year Ended 11/30/2022
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	158,577	$5,500,429	98,537	$3,281,811
Shares issued to shareholders in payment of distributions declared	31,301	1,012,439	123,669	4,456,031
Shares redeemed	(177,019)	(6,277,854)	(221,502)	(7,325,548)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	12,859	$235,014	704	$412,294
	Year Ended 11/30/2023		Year Ended 11/30/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	12,329,577	$436,655,919	3,749,109	$127,472,648
Shares issued to shareholders in payment of distributions declared	635,507	20,742,924	2,553,827	93,121,526
Shares redeemed	(7,914,427)	(275,400,023)	(9,181,296)	(307,886,165)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	5,050,657	$181,998,820	(2,878,360)	$(87,291,991)
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,359,744	$48,142,400	290,149	$9,797,678
Shares issued to shareholders in payment of distributions declared	48,592	1,583,873	179,917	6,553,367
Shares redeemed	(528,101)	(18,647,479)	(422,867)	(13,991,397)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	880,235	$31,078,794	47,199	$2,359,648
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	5,433,874	$196,091,971	(2,827,153)	$(79,346,733)

1
On February 3, 2023, Class B Shares were converted to Class A Shares. Within the Statement of
Changes in Net Assets, the conversion from Class B Shares is within the Cost of shares redeemed and the conversion to Class A Shares is within Proceeds from sale of shares.

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2023 and 2022, was as follows:
	2023	2022
Ordinary income	$17,963,417	$8,655,260
Long-term capital gains	$19,237,449	$160,782,805
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31

As of November 30, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$34,414,753
Undistributed long-term capital gains	$3,929,820
Net unrealized appreciation	$66,840,245
Other timing differences	$(30,757)
TOTAL	$105,154,061
At November 30, 2023, the cost of investments for federal tax purposes was $1,095,141,271. The net unrealized appreciation of investments for federal tax purposes was $66,840,245. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $119,823,760 and unrealized depreciation from investments for those securities having an excess of cost over value of $52,983,515. The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2023, the Adviser voluntarily waived $2,250,545 of its fee and reimbursed $210,933 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2023, the Adviser reimbursed $70,476.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2023, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC.
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class R Shares	0.50%
Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to the Plan at 0.75% of average daily net assets of the Class B Shares.
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2023, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$3,538	$—
Class C Shares	155,943	—
Class R Shares	140,846	(70,423)
TOTAL	$300,327	$(70,423)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For November 30, 2023, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2023, FSC retained $9,298 in sales charges from the sale of Class A Shares. FSC also retained $5,081, $164, and $2,183 relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2023, FSSC received $23,968 of the other service fees disclosed in Note 2.
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33

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2023, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery fees, proxy-related expenses and extraordinary expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.08%, 1.89%, 1.23%, 0.78% and 0.73% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2025; or (b) the date of the Fund’s next effective Prospectus. Prior to May 1, 2023, the Fee Limit for the Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares was 1.22%, 2.07%, 1.41%, 0.96% and 0.91%, respectively. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2023, were as follows:
Purchases	$1,027,161,720
Sales	$834,551,511
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency
Annual Shareholder Report
34

general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2023, the Fund had no outstanding loans. During the year ended November 30, 2023, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2023, there were no outstanding loans. During the year ended November 30, 2023, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. SUBSEQUENT EVENT
Effective February 1, 2024, the Fund’s Investment Adviser Fee is reduced from 0.85% to 0.72%.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2023, 97.39% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
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35

Of the ordinary income distributions made by the Fund during the year ended November 30, 2023, 0.71% qualify for the dividend received deduction available to corporate shareholders.
For the year ended November 30, 2023, the amount of long-term capital gains designated by the Fund was $19,237,449.
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36

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED HERMES WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED HERMES INTERNATIONAL LEADERS FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes World Investment Series, Inc.) at November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
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37

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 23, 2024
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 to November 30, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000.00	$1,023.90	$5.48
Class C Shares	$1,000.00	$1,020.00	$9.17
Class R Shares	$1,000.00	$1,022.90	$6.19
Institutional Shares	$1,000.00	$1,025.30	$4.01
Class R6 Shares	$1,000.00	$1,025.60	$3.76
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000.00	$1,019.65	$5.47
Class C Shares	$1,000.00	$1,015.99	$9.15
Class R Shares	$1,000.00	$1,018.95	$6.17
Institutional Shares	$1,000.00	$1,021.11	$4.00
Class R6 Shares	$1,000.00	$1,021.36	$3.75

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.08%
Class C Shares	1.81%
Class R Shares	1.22%
Institutional Shares	0.79%
Class R6 Shares	0.74%
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2023, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 101 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about the Corporation and the Directors and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
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INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees of the Federated Hermes Fund Family; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Member of the Compensation Committee, Equifax, Inc.; Lead
Director, Member of the Audit and Nominating and Corporate
Governance Committees, Haverty Furniture Companies, Inc.; formerly,
Director, Member of Governance and Compensation Committees,
Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

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43

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Emerita, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Director of the Office of Church Relations and later as Associate General Secretary for the Diocese of Pittsburgh, a
member of the Superior Court of Pennsylvania and as a Professor of
Law, Duquesne University School of Law. Judge Lally-Green was
appointed by the Supreme Court of Pennsylvania and previously served on the Supreme Court’s Board of Continuing Judicial
Education and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green was then appointed by the Supreme
Court of Pennsylvania and currently serves on the Judicial Ethics
Advisory Board. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director, CNX Resources
Corporation (natural gas). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director,
Saint Thomas More Society; Director and Chair, Catholic High Schools
of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, Saint Vincent College; Director and Chair, North Catholic
High School, Inc.; Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.; and Director and Vice Chair, Saint
Francis University.

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44

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee and Chair of the Audit
Committee of the Federated Hermes Fund Family; Sole Proprietor,
Navigator Management Company (investment and strategic
consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy
Hospital, and as a member of the Board of Directors of Catholic
Charities, Pittsburgh.

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45

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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46

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes International Leaders Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Directors
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deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its evaluation of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Advisers, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
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Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
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Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered in the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
The Board considered that for the one-year, three-year and five-year periods ended December 31, 2022, the Fund’s performance was above the median of the Performance Peer Group.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the
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Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
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Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information
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security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
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Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes World Investment Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes International Leaders Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
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the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes International Leaders Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U847
CUSIP 31428U821
CUSIP 31428U599
CUSIP 31428U623
CUSIP 31428U581
G02455-03 (1/24)
© 2024 Federated Hermes, Inc.

Annual Shareholder Report
November 30, 2023

Share Class | Ticker	A | ISCAX	C | ISCCX	Institutional | ISCIX

Federated Hermes International Small-Mid Company Fund
Fund Established 1996

A Portfolio of Federated Hermes World Investment Series, Inc.
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2022 through November 30, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of the Federated Hermes International Small-Mid Company Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2023, was 4.27%, 3.50% and 4.50% for Class A Shares, Class C Shares and Institutional Shares, respectively. The total return of the Morgan Stanley Capital International All Country World ex USA SMID Cap Index (the “MSCI Index”),1 the Fund’s broad-based securities market index, was 9.16%, and the total return of the Morningstar Foreign Small/Mid Growth Average (MFSGA),2 a peer group average for the Fund, was 2.99% for the same period. The Fund’s and MFSGA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the MSCI Index.
During the reporting period, the most significant factor affecting the Fund’s performance relative to the MSCI Index was security selection.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the MSCI Index.
MARKET OVERVIEW
Global equity markets3 were broadly positive during the reporting period, although macroeconomic and geopolitical uncertainties persisted. Inflation remained elevated, pushing central bankers globally to begin unwinding years of accommodative monetary policy. Rapid rate hikes and tighter credit conditions stressed the global banking system raising solvency concerns. Despite some easing, inflation remained above target levels leading to expectations of higher interest rates for longer. As the year progressed, several central banks, including the Federal Reserve and Bank of England, began to hold rates steady while others, including the European Central Bank, continued to edge rates higher. A growing divergence between central banks in developed and emerging markets surfaced with emerging market central banks embarking on easing trajectories.
Geopolitics remained tense throughout the reporting period. The war between Ukraine and Russia continued unabated and will be nearing its third year with no resolution in sight. In Taiwan, China increased its nearby military presence after bolstering its bases. In the Middle East, an attack on Israel by Hamas led to an ongoing military response. Global leaders have been calling for peace and while there have been no resolutions, equity markets remained surprisingly calm.
Energy prices declined significantly during the reporting period, particularly across Europe where storage levels of natural gas remained above seasonal norms. Imports from the U.S. helped ease concerns over both the availability of supply going into the heating season and energy security related to sanctions on Russian supplies. While prices for natural gas declined, the price for a
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barrel of crude oil ended the period roughly flat while enduring periods of volatility. OPEC, led by Saudi Arabia, looked to stabilize prices via voluntary production cuts from member countries to balance supply and demand. However, concerns over compliance with these voluntary production cuts coupled with easing demand growth remained an overhang on prices.
The inflationary impacts on the cost of living drove down real wage growth leading to an increase in labor negotiations and union strikes such as those in the U.S. and Australia. A strike by the United Auto Workers in the U.S. weighed on auto production before concluding with significant wage gains. In the U.K., businesses struggled with labor shortages while consumers struggled with energy costs and mortgage rates which tripled since 2022.
In Japan, the yen weakened, falling to its lowest level since 1990 despite a dovish Bank of Japan starting to relax its yield control measures. China’s economy showed signs of stabilizing after mixed data indicated that real estate remained a drag and that stimulus may be working its way through the economy more gradually than initially expected.
SECURITY SELECTION
During the reporting period, the Fund’s underperformance versus the MSCI Index came primarily from stock selection within three sectors–Industrials, Consumer Discretionary and Communication Services.
Stock selection within Industrials was the Fund’s largest detractor. The Fund’s exposure to Alstom SA, a France-based designer of integrated systems for high-speed and metro rail, IHI Corporation, a Japanese industrial conglomerate that produces aircraft jet engines, rocket propulsions systems and ships for military and commercial use, Nabtesco Corporation, a Japanese manufacturer of products including robotics, railway brakes and aircraft actuators and Teleperformance SA, a France-based provider of back and front office customer support, were all material detractors to the Fund. Alstom SA reported weaker than expected free cash flow due to program delays and longer delivery times which led to higher inventory levels. Nabtesco Corporation reported weaker than expected results driven by a global slump in industrial robot order bookings. IHI Corporation was negatively impacted by key customer Pratt & Whitney’s engine recall while Teleperformance SA underperformed as volumes declined more than expected following the surge in their business during Covid. The Fund exited its position in Alstom SA and initiated new positions in Rolls-Royce Holdings PLC and Diploma PLC.
The Fund’s underperformance in Consumer Discretionary was mostly attributed to three positions–BRP, Inc. which is a Canadian manufacturer of snowmobiles, all-terrain vehicles, side by sides and personal watercraft, U.K.-based luxury fashion house Burberry PLC, and Japan’s Shoei Co. Ltd., a manufacturer of motorsport helmets. Burberry PLC reported decelerating growth as the company is in the process of overhauling its product lineup following the hiring of a new creative director. The Fund exited its position
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in Burberry PLC and rotated into Brunello Cucinelli SPA, an Italian luxury brand that is gaining market share as it benefits from its understated designs and exclusive positioning. Shoei Co. Ltd. reported decelerating growth as poor consumer confidence in Europe and China weighed on the company’s sales. BRP, Inc. was adversely impacted by the slowing North American powersports market which offset the company’s market share gains.
In the Communication Services sector, Manchester United PLC, an iconic soccer club in the U.K., was the Fund’s primary detractor. The previously announced sale by the controlling shareholder dragged on for the entire year with a resolution still outstanding. The Fund reduced its position once it became clear an outright sale was unlikely to materialize.
Positive stock selection in Consumer Staples, Healthcare, and Materials partially countered the underperformance in the sectors noted prior.
Stock selection in the Consumer Staples sector was the Fund’s top performance contributor on the sector-level. Strong stock selection was driven by Fomento Economico Mexicano SAB, a Mexican convenience store operator and Coca Cola bottler. The stock outperformed as the company reported strong results and management announced a plan to sell all non-core assets including its large stake in Dutch brewer Heineken NV. The announced asset sales simplify the business structure and has moved the business into an excess net cash position.
Other key contributors to the Fund included German defense company Rheinmetall AG and Canadian uranium miner Cameco Corporation. The German defense company saw its shares outperform as it benefited from increased defense spending globally in response to increased geopolitical risks. Cameco Corporation benefited from very tight uranium markets as demand, driven by rejuvenation in nuclear energy, continues to outpace supply.
Finally, the Fund’s above average cash position in a volatile market also provided a notable positive contribution to performance.
1
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSCI Index.
2
MFSGA invests in a variety of international stocks that are smaller. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.
3
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. The fund may invest in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies and increase the volatility of the fund’s portfolio, performance and share price. Suitable securities of small-cap companies also can have limited availability and cause capacity constraints on investment strategies for funds that invest in them.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes International Small-Mid Company Fund (the “Fund”) from November 30, 2013 to November 30, 2023, compared to the MSCI ACWI ex USA SMID Cap Index (MSCI Index)2 and the Morningstar Foreign Small/Mid Growth Average Index (MFSGA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2023

◼ Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
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Average Annual Total Returns for the Period Ended 11/30/2023
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-1.46%	5.48%	3.77%
Class C Shares	2.50%	5.87%	3.70%
Institutional Shares	4.50%	6.93%	4.59%
MSCI Index	9.16%	4.77%	3.93%
MFSGA	2.99%	4.23%	4.15%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI and MFSGA Indexes have been adjusted to reflect reinvestment of dividends on securities in the index.
2
The MSCI Index captures mid- and small-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2023, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
Japan	16.8%
United Kingdom	14.8%
Canada	10.3%
Germany	5.7%
Australia	5.5%
France	4.8%
Netherlands	4.2%
United States	3.5%
Mexico	3.2%
India	2.9%
Italy	2.8%
Spain	2.6%
Switzerland	2.1%
Sweden	1.9%
Norway	1.7%
Ireland	1.4%
Brazil	1.4%
Singapore	1.0%
Thailand	1.0%
South Africa	0.9%
Austria	0.8%
South Korea	0.7%
Finland	0.6%
Israel	0.6%
Denmark	0.6%
Poland	0.5%
Macau	0.5%
New Zealand	0.4%
Cayman Islands	0.4%
Securities Lending Collateral[2]	1.0%
Cash Equivalents[3]	6.8%
Other Assets and Liabilities—Net[4]	(1.4%)
TOTAL	100%
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At November 30, 2023, the Fund’s sector classification composition5 was as follows:
Sector Composition	Percentage of Total Net Assets
Industrials	16.5%
Consumer Discretionary	15.9%
Consumer Staples	12.1%
Information Technology	12.0%
Financials	10.7%
Materials	7.5%
Energy	7.1%
Real Estate	4.3%
Health Care	4.2%
Communication Services	3.3%
Securities Lending Collateral[2]	1.0%
Cash Equivalents[3]	6.8%
Other Assets and Liabilities—Net[4]	(1.4%)
TOTAL	100%

1
Country allocations are based primarily on the country in which a company is incorporated.
However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5
Except for Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities,
sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

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Portfolio of Investments
November 30, 2023
Shares			Value in U.S. Dollars
		COMMON STOCKS— 93.6%
		Australia— 5.5%
210,000		DEXUS	$ 981,068
60,000		Dominos Pizza Enterprises Ltd.	2,128,413
275,000		Glencore PLC	1,541,846
175,000		Orica Ltd.	1,808,644
160,000		QBE Insurance Group Ltd.	1,635,472
300,000		Santos Ltd.	1,370,972
450,000		Steadfast Group Ltd.	1,689,932
100,000		Technology One Ltd.	1,038,018
		TOTAL	12,194,365
		Austria— 0.8%
45,000		Erste Group Bank AG	1,819,413
		Brazil— 1.4%
240,000		Raia Drogasil S.A.	1,369,186
240,000		Totvs SA	1,624,201
		TOTAL	2,993,387
		Canada— 10.3%
180,000		Alamos Gold, Inc.	2,667,600
110,000	[1]	CAE, Inc.	2,187,111
70,000		Cameco Corp.	3,214,341
35,000		Dollarama, Inc.	2,541,914
150,000	[1]	Fusion Pharmaceuticals Inc.	831,000
10,500	[1]	Kinaxis, Inc.	1,168,429
175,000		Pason Systems, Inc.	1,857,106
75,000		The North West Company Fund	1,977,044
90,000		TMX Group, Inc.	1,943,329
50,000		Tourmaline Oil Corp.	2,420,133
260,000		Whitecap Resources, Inc.	1,797,266
		TOTAL	22,605,273
		Cayman Islands— 0.4%
60,000		Patria Investments Ltd.	849,600
		Denmark— 0.6%
30,000		Sydbank AS	1,318,434
		Finland— 0.6%
135,000		Metso Corp.	1,329,851
		France— 4.8%
64,000	[1]	Forvia	1,258,902
9,000		Gecina SA	996,574
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Shares			Value in U.S. Dollars
		COMMON STOCKS— continued
		France— continued
20,300		Nexans SA	$ 1,596,429
35,000		Renault S.A.	1,372,977
45,000		SCOR SE	1,421,795
9,000	[1]	Silicon-On-Insulator Technologies (SOITEC)	1,637,523
7,000	[1]	Store Electronic	787,703
10,000		Teleperformance	1,417,424
		TOTAL	10,489,327
		Germany— 5.7%
40,000		Aixtron SE	1,456,024
45,000		CTS Eventim AG	3,072,364
20,000		Fielmann Group AG	1,050,856
25,000		Heidelberg Materials AG	2,034,978
11,000		Rheinmetall AG	3,307,003
15,000		Symrise AG	1,684,543
		TOTAL	12,605,768
		India— 2.9%
125,000		Axis Bank Ltd.	1,614,628
180,000		Tata Global Beverages Ltd.	2,030,901
200,000		Varun Beverages Ltd.	2,651,189
		TOTAL	6,296,718
		Ireland— 1.4%
165,000		Bank of Ireland Group PLC	1,543,790
39,500		Smurfit Kappa Group PLC	1,499,515
		TOTAL	3,043,305
		Israel— 0.6%
7,000	[1]	NICE Ltd., ADR	1,328,250
		Italy— 2.8%
267,000		Banco BPM SpA	1,476,657
20,000		Brunello Cucinelli SpA	1,656,223
150,000		Davide Campari-Milano NV	1,639,124
25,000		Moncler S.p.A	1,389,991
		TOTAL	6,161,995
		Japan— 16.8%
45,000		Aisin Seiki Co.	1,659,462
45,000		Asahi Group Holdings Ltd.	1,657,635
40,000		Asics Corp.	1,437,982
45,000		Azbil Corp.	1,452,606
100,000		Daifuku Co.	1,889,181
10,500		Disco Corp.	2,248,979
21,000		Horiba Ltd.	1,413,897
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Shares			Value in U.S. Dollars
		COMMON STOCKS— continued
		Japan— continued
90,000		IHI Corp.	$ 1,747,335
1,720		Japan Hotel REIT Investment Corp.	805,939
25,000		Kikkoman Corp.	1,531,926
60,000		Kusuri no Aoki Holdings Co. Ltd.	1,385,211
56,000		Nabtesco Corp.	1,046,526
500	[2]	Nippon Prologis Reit, Inc.	947,662
80,000		Nippon Sanso Holdings Corp.	2,100,518
12,000		Nitori Holdings Co., Ltd.	1,379,809
80,000		Pan Pacific International Holdings Corp.	1,735,065
80,000	[1]	Park 24 Co. Ltd.	963,371
300,000		Resona Holdings, Inc.	1,556,693
72,000		Rohm Co. Ltd.	1,378,120
70,000		Seiko Corp.	1,181,233
80,000		Shoei Co. Ltd.	1,074,020
70,000		Simplex Holdings, Inc.	1,239,617
30,000		Sompo Japan Nipponkoa Holdings, Inc.	1,369,110
140,000		Topcon Corp.	1,438,135
70,000		Toyo Tire & Rubber Co. Ltd.	1,158,999
35,000		Unicharm Corp.	1,123,462
		TOTAL	36,922,493
		Macau— 0.5%
1,000,000	[1]	MGM China Holdings Ltd.	1,101,105
		Mexico— 3.2%
250,000		Fomento Economico Mexicano, SA de C.V.	3,179,895
115,000		Gruma S.A., Class B	2,126,260
400,000		Prologis Property Mexico SA de CV	1,693,180
		TOTAL	6,999,335
		Netherlands— 4.2%
26,000		Akzo Nobel NV	1,997,788
4,300	[1]	Argenx SE, ADR	1,937,623
2,500		ASM International NV	1,286,801
16,000		BE Semiconductor Industries N.V.	2,238,844
22,000		Euronext NV	1,829,367
		TOTAL	9,290,423
		New Zealand— 0.4%
13,000	[1]	Xero Ltd.	887,304
		Norway— 1.7%
200,000		Norsk Hydro ASA	1,160,274
180,000		Subsea 7 SA	2,514,034
		TOTAL	3,674,308
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Shares			Value in U.S. Dollars
		COMMON STOCKS— continued
		Poland— 0.5%
10,000	[1]	Dino Polska SA	$ 1,115,870
		Singapore— 1.0%
400,000	[1]	Grab Holdings Ltd.	1,216,000
21,000		STMicroelectronics N.V.	999,646
		TOTAL	2,215,646
		South Africa— 0.9%
130,000		Clicks Group, Ltd.	2,032,468
		South Korea— 0.7%
45,000		Hana Financial Holdings	1,454,185
		Spain— 2.6%
1,200,000		Banco de Sabadell SA	1,750,320
35,000		Cellnex Telecom S.A.	1,339,299
105,000		Cia de Distribucion Integral Logista Holdings SA	2,719,053
		TOTAL	5,808,672
		Sweden— 1.9%
15,000		Evolution AB	1,559,540
110,000	[1]	Swedish Orphan Biovitrum AB	2,614,898
		TOTAL	4,174,438
		Switzerland— 2.1%
44,700		Adecco Group AG	2,155,133
55,000	[1]	On Holding AG	1,595,550
2,700		Tecan AG	984,305
		TOTAL	4,734,988
		Thailand— 1.0%
1,100,000		Central Pattana PCL, GDR	2,123,232
		United Kingdom— 14.8%
35,000		Ashtead Group PLC	2,107,572
300,000		B&M European Value Retail SA	2,177,524
100,000		Britvic	1,051,639
45,000		Cranswick PLC	2,189,506
60,000		Diploma PLC	2,543,573
600,000		Dowlais Group PLC	776,115
60,000		Greggs PLC	1,867,019
100,000		IMI PLC	1,978,497
60,000	[1,2]	Manchester United PLC- CL A	1,169,400
250,000		Melrose Industries PLC	1,638,517
23,000		Next PLC	2,308,286
390,000		Qinetiq PLC	1,461,020
225,000		Redrow Plc.	1,532,471
250,000		Rightmove PLC	1,725,828
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Shares			Value in U.S. Dollars
		COMMON STOCKS— continued
		United Kingdom— continued
750,000	[1]	Rolls-Royce Holdings PLC	$ 2,548,804
10,000		Spirax-Sarco Engineering PLC	1,170,554
120,000		TechnipFMC PLC	2,486,400
140,000		Unite Group PLC	1,721,983
		TOTAL	32,454,708
		United States— 3.5%
16,000		BRP, Inc.	988,098
8,000		Ferguson PLC	1,354,961
12,000	[1]	Globant SA	2,649,600
7,000	[1]	ICON PLC	1,868,580
20,000	[1]	Moonlake Immunotherapeutics	878,200
		TOTAL	7,739,439
		TOTAL COMMON STOCKS (IDENTIFIED COST $178,496,361)	205,764,300
		INVESTMENT COMPANIES— 7.8%
2,137,636		Federated Hermes Government Obligations Fund, Premier Shares, 5.28%[3]	2,137,636
14,958,752		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.45%[3]	14,963,240
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $17,091,533)	17,100,876
		TOTAL INVESTMENT IN SECURITIES—101.4% (IDENTIFIED COST $195,587,894)[4]	222,865,176
		OTHER ASSETS AND LIABILITIES - NET—(1.4%)[5]	(3,022,809)
		TOTAL NET ASSETS—100%	$219,842,367
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An affiliated company is a company in which the Fund, alone or in combination with other Federated Hermes funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended November 30, 2023, were as follows:
Fusion Pharmaceuticals, Inc.
Health Care
Value as of 11/30/2022	$227,000
Purchases at Cost	$134,150
Proceeds from Sales	$—
Change in Unrealized Appreciation/Depreciation	$469,850
Net Realized Gain/(Loss)	$—
Value as of 11/30/2023	$831,000
Shares Held as of 11/30/2023	150,000
Dividend Income	$—
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended November 30, 2023, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 11/30/2022	$3,291,854	$10,416,722	$13,708,576
Purchases at Cost	$44,406,800	$78,860,448	$123,267,248
Proceeds from Sales	$(45,561,018)	$(74,322,587)	$(119,883,605)
Change in Unrealized Appreciation/ Depreciation	$—	$7,098	$7,098
Net Realized Gain/(Loss)	$—	$1,559	$1,559
Value as of 11/30/2023	$2,137,636	$14,963,240	$17,100,876
Shares Held as of 11/30/2023	2,137,636	14,958,752	17,096,388
Dividend Income	$93,675	$626,549	$720,224

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $196,046,903.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2023.
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Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2023, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$49,565,296	$156,199,004	$—	$205,764,300
Investment Companies	17,100,876	—	—	17,100,876
TOTAL SECURITIES	$66,666,172	$156,199,004	$—	$222,865,176

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.69	$44.95	$42.85	$35.42	$35.18
Income From Investment Operations:
Net investment income (loss)[1]	0.38	0.40	0.08	(0.11)	0.02
Net realized and unrealized gain (loss)	1.04	(8.31)	4.56	9.26	4.57
TOTAL FROM INVESTMENT OPERATIONS	1.42	(7.91)	4.64	9.15	4.59
Less Distributions:
Distributions from net investment income	(0.26)	(0.17)	—	(0.07)	(0.33)
Distributions from net realized gain	—	(3.18)	(2.54)	(1.65)	(4.03)
TOTAL DISTRIBUTIONS	(0.26)	(3.35)	(2.54)	(1.72)	(4.36)
Redemption Fees	—	—	—	—	0.01
Net Asset Value, End of Period	$34.85	$33.69	$44.95	$42.85	$35.42
Total Return[2]	4.27%	(19.20)%	10.99%	26.89%	16.46%
Ratios to Average Net Assets:
Net expenses[3]	1.23%[4]	1.24%	1.23%	1.39%	1.86%
Net investment income (loss)	1.10%	0.84%	0.17%	(0.31)%	0.07%
Expense waiver/reimbursement[5]	0.33%	0.41%	0.31%	0.39%	0.21%
Supplemental Data:
Net assets, end of period (000 omitted)	$69,478	$71,633	$96,899	$92,985	$82,007
Portfolio turnover[6]	46%	32%	34%	31%	30%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.23% for the year ended November 30, 2023, after taking into account this expense reduction.

5
This expense decrease is reflected in both the net expense and net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.88	$31.62	$31.06	$26.25	$27.13
Income From Investment Operations:
Net investment income (loss)[1]	0.08	3.25	(0.19)	(0.28)	(0.17)
Net realized and unrealized gain (loss)	0.71	(8.81)	3.29	6.74	3.30
TOTAL FROM INVESTMENT OPERATIONS	0.79	(5.56)	3.10	6.46	3.13
Less Distributions:
Distributions from net investment income	(0.10)	—	—	—	—
Distributions from net realized gain	—	(3.18)	(2.54)	(1.65)	(4.03)
TOTAL DISTRIBUTIONS	(0.10)	(3.18)	(2.54)	(1.65)	(4.03)
Redemption Fees	—	—	—	—	0.02
Net Asset Value, End of Period	$23.57	$22.88	$31.62	$31.06	$26.25
Total Return[2]	3.50%	(19.79)%	10.15%	25.91%	15.55%
Ratios to Average Net Assets:
Net expenses[3]	1.98%[4]	1.99%	1.98%	2.17%	2.66%
Net investment income (loss)	0.35%	0.12%	(0.59)%	(1.08)%	(0.72)%
Expense waiver/reimbursement[5]	0.33%	0.41%	0.31%	0.37%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,935	$3,281	$4,120	$4,693	$4,589
Portfolio turnover[6]	46%	32%	34%	31%	30%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.98% for the year ended November 30, 2023, after taking into account this expense reduction.

5
This expense decrease is reflected in both the net expense and net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$34.83	$46.36	$44.02	$36.34	$35.99
Income From Investment Operations:
Net investment income (loss)[1]	0.47	0.39	0.21	(0.03)	0.09
Net realized and unrealized gain (loss)	1.07	(8.45)	4.67	9.50	4.69
TOTAL FROM INVESTMENT OPERATIONS	1.54	(8.06)	4.88	9.47	4.78
Less Distributions:
Distributions from net investment income	(0.35)	(0.29)	—	(0.14)	(0.41)
Distributions from net realized gain	—	(3.18)	(2.54)	(1.65)	(4.03)
TOTAL DISTRIBUTIONS	(0.35)	(3.47)	(2.54)	(1.79)	(4.44)
Redemption Fees	—	—	—	—	0.01
Net Asset Value, End of Period	$36.02	$34.83	$46.36	$44.02	$36.34
Total Return[2]	4.50%	(18.98)%	11.26%	27.15%	16.71%
Ratios to Average Net Assets:
Net expenses[3]	0.98%[4]	0.99%	0.98%	1.13%	1.66%
Net investment income (loss)	1.31%	1.05%	0.43%	(0.07)%	0.27%
Expense waiver/reimbursement[5]	0.32%	0.40%	0.31%	0.37%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$147,430	$77,775	$106,288	$53,072	$26,017
Portfolio turnover[6]	46%	32%	34%	31%	30%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.98% for the year ended November 30, 2023, after taking into account this expense reduction.

5
This expense decrease is reflected in both the net expense and net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities
November 30, 2023

Assets:
Investment in securities, at value including $2,075,125 of securities loaned and $17,931,876 of investment in affiliated holdings* (identified cost $195,587,894, including $18,027,873 of identified cost in affiliated holdings)	$222,865,176
Cash	2,145
Cash denominated in foreign currencies (identified cost $179)	21
Receivable for shares sold	2,784,412
Receivable for investments sold	859,481
Income receivable	567,281
Income receivable from affiliated holdings	1,010
Total Assets	227,079,526
Liabilities:
Payable for investments purchased	$4,647,990
Payable for collateral due to broker for securities lending (Note 2)	2,137,636
Payable for shares redeemed	195,363
Payable for capital gains taxes withheld	25,135
Payable for other service fees (Notes 2 and 5)	13,046
Payable for investment adviser fee (Note 5)	3,593
Payable for distribution services fee (Note 5)	1,750
Payable for administrative fee (Note 5)	130
Accrued expenses (Note 5)	212,516
TOTAL LIABILITIES	7,237,159
Net assets for 6,211,188 shares outstanding	$219,842,367
Net Assets Consist of:
Paid-in capital	$200,910,994
Total distributable earnings (loss)	18,931,373
TOTAL NET ASSETS	$219,842,367
Annual Shareholder Report
18

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($69,477,712 ÷ 1,993,839 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$34.85
Offering price per share (100/94.50 of $34.85)	$36.88
Redemption proceeds per share	$34.85
Class C Shares:
Net asset value per share ($2,934,858 ÷ 124,521 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$23.57
Offering price per share	$23.57
Redemption proceeds per share (99.00/100 of $23.57)	$23.33
Institutional Shares:
Net asset value per share ($147,429,797 ÷ 4,092,828 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$36.02
Offering price per share	$36.02
Redemption proceeds per share	$36.02

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Operations
Year Ended November 30, 2023

Investment Income:
Dividends (including $626,549 received from an affiliated holding* and net of foreign taxes withheld of $378,172)	$4,103,634
Net income on securities loaned (includes $93,675 earned from an affiliated holding* related to cash collateral balances) (Note 2)	35,115
TOTAL INCOME	4,138,749
Expenses:
Investment adviser fee (Note 5)	$1,610,226
Administrative fee (Note 5)	140,873
Custodian fees	35,301
Transfer agent fees	229,519
Directors’/Trustees’ fees (Note 5)	3,129
Auditing fees	40,008
Legal fees	13,864
Distribution services fee (Note 5)	23,403
Other service fees (Notes 2 and 5)	186,676
Portfolio accounting fees	143,996
Share registration costs	59,116
Printing and postage	27,532
Miscellaneous (Note 5)	37,980
TOTAL EXPENSES	2,551,623
Waiver, Reimbursement and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	(579,216)
Reduction of custodian fees (Note 6)	(283)
TOTAL WAIVER, REIMBURSEMENT AND REDUCTION	(579,499)
Net expenses	1,972,124
Net investment income	2,166,625
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments (including net realized gain of $1,559 on sales of investments in an affiliated holding*) and foreign currency transactions	(8,114,292)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized depreciation of $476,948 of investments in affiliated holdings* and decrease in payable for capital gains taxes withheld of $7,153)	12,700,382
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4,586,090
Change in net assets resulting from operations	$6,752,715

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Changes in Net Assets

Year Ended November 30	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,166,625	$1,481,113
Net realized loss	(8,114,292)	(2,200,226)
Net change in unrealized appreciation/depreciation	12,700,382	(36,480,855)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,752,715	(37,199,968)
Distributions to Shareholders:
Class A Shares	(547,682)	(7,200,002)
Class C Shares	(14,587)	(416,251)
Institutional Shares	(751,600)	(7,840,361)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,313,869)	(15,456,614)
Share Transactions:
Proceeds from sale of shares	100,942,912	41,537,285
Net asset value of shares issued to shareholders in payment of distributions declared	1,260,781	14,783,211
Cost of shares redeemed	(40,489,437)	(58,281,653)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	61,714,256	(1,961,157)
Change in net assets	67,153,102	(54,617,739)
Net Assets:
Beginning of period	152,689,265	207,307,004
End of period	$219,842,367	$152,689,265
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Notes to Financial Statements
November 30, 2023
1. ORGANIZATION
Federated Hermes World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”).
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if
Annual Shareholder Report
22

information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Directors (the “Directors”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Directors’ oversight and certain reporting and other requirements intended to provide the Directors the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Directors periodically review the fair valuations made by the Valuation Committee. The Directors have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
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23

The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Directors periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
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24

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver, reimbursement and reduction of $579,499 is disclosed in various locations in Note 5 and Note 6. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$178,875
Class C Shares	7,801
TOTAL	$186,676
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
Annual Shareholder Report
25

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings from collateral invested in affiliated holdings as presented parenthetically on the Statement of Operations do not reflect fees and rebates and are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund
Annual Shareholder Report
26

will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
The securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated in the below chart, the cash collateral received by the Fund exceeds the market value of the securities loaned, reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of November 30, 2023, securities subject to this type of arrangement and related collateral were as follows:
Fair Value of Securities Loaned	Collateral Received
$2,075,125	$2,137,636
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report
27

3. CAPITAL STOCK
The following tables summarize capital stock activity:
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	79,639	$2,736,772	123,541	$4,665,341
Shares issued to shareholders in payment of distributions declared	15,466	498,325	153,109	6,566,870
Shares redeemed	(227,295)	(7,829,788)	(306,521)	(10,774,929)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(132,190)	$(4,594,691)	(29,871)	$457,282
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	17,354	$406,781	35,746	$903,087
Shares issued to shareholders in payment of distributions declared	664	14,557	14,066	412,577
Shares redeemed	(36,868)	(867,385)	(36,717)	(851,642)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(18,850)	$(446,047)	13,095	$464,022
	Year Ended 11/30/2023		Year Ended 11/30/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,738,572	$97,799,359	1,042,202	$35,968,857
Shares issued to shareholders in payment of distributions declared	22,507	747,899	176,436	7,803,764
Shares redeemed	(901,431)	(31,792,264)	(1,278,098)	(46,655,082)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,859,648	$66,754,994	(59,460)	$(2,882,461)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,708,608	$61,714,256	(76,236)	$(1,961,157)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2023 and 2022, was as follows:
	2023	2022
Ordinary income[1]	$1,313,869	$2,424,184
Long-term capital gains	$—	$13,032,430

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Annual Shareholder Report
28

As of November 30, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$2,322,591
Net unrealized appreciation	$26,818,273
Capital loss carryforwards	$(10,189,609)
Other timing differences	$(19,882)
TOTAL	$18,931,373
At November 30, 2023, the cost of investments for federal tax purposes was $196,046,903. The net unrealized appreciation of investments for federal tax purposes was $26,818,273. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $35,379,606 and unrealized depreciation from investments for those securities having an excess of cost over value of $8,561,333. The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales, partnerships and passive foreign investment companies.
As of November 30, 2023, the Fund had a capital loss carryforward of $10,189,609 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$5,509,566	$4,680,043	$10,189,609
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2023, the Adviser voluntarily waived $565,514 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2023, the Adviser reimbursed $13,702.
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29

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2023, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2023, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$23,403
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2023, FSC retained $625 of fees paid by the Fund. For the year ended November 30, 2023, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
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Sales Charges
Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2023, FSC retained $1,139 in sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended November 30, 2023, FSSC received $10,834 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.23%, 1.98% and 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2025; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to offset custody expenses. For the year ended November 30, 2023, the Fund’s expenses were offset by $283 under these arrangements.
7. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2023, were as follows:
Purchases	$136,708,898
Sales	$77,766,699
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8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Foreign political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
9. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2023, the Fund had no outstanding loans. During the year ended November 30, 2023, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2023, there were no outstanding loans. During the year ended November 30, 2023, the program was not utilized.
11. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
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12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2023, 100.00% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. 2.8% of total ordinary income distributions qualified as business interest income for purposes of 163(j) and the regulations thereunder. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended November 30, 2023, the Fund derived $3,736,021 of gross income from foreign sources and paid foreign taxes of $257,769.
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33

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED HERMES WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED HERMES INTERNATIONAL SMALL-MID COMPANY FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (the “Corporation”)) including the portfolio of investments, as of November 30, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes World Investment Series, Inc.) at November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation ’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 23, 2024
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35

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 to November 30, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000.00	$1,015.70	$6.22
Class C Shares	$1,000.00	$1,012.00	$9.99
Institutional Shares	$1,000.00	$1,016.90	$4.95
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000.00	$1,018.90	$6.23
Class C Shares	$1,000.00	$1,015.14	$10.00
Institutional Shares	$1,000.00	$1,020.16	$4.96

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.23%
Class C Shares	1.98%
Institutional Shares	0.98%
Annual Shareholder Report
37

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2023, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 101 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about the Corporation and the Directors and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees of the Federated Hermes Fund Family; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Member of the Compensation Committee, Equifax, Inc.; Lead
Director, Member of the Audit and Nominating and Corporate
Governance Committees, Haverty Furniture Companies, Inc.; formerly,
Director, Member of Governance and Compensation Committees,
Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Annual Shareholder Report
39

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Emerita, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Director of the Office of Church Relations and later as Associate General Secretary for the Diocese of Pittsburgh, a
member of the Superior Court of Pennsylvania and as a Professor of
Law, Duquesne University School of Law. Judge Lally-Green was
appointed by the Supreme Court of Pennsylvania and previously served on the Supreme Court’s Board of Continuing Judicial
Education and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green was then appointed by the Supreme
Court of Pennsylvania and currently serves on the Judicial Ethics
Advisory Board. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director, CNX Resources
Corporation (natural gas). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director,
Saint Thomas More Society; Director and Chair, Catholic High Schools
of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, Saint Vincent College; Director and Chair, North Catholic
High School, Inc.; Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.; and Director and Vice Chair, Saint
Francis University.

Annual Shareholder Report
40

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee and Chair of the Audit
Committee of the Federated Hermes Fund Family; Sole Proprietor,
Navigator Management Company (investment and strategic
consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy
Hospital, and as a member of the Board of Directors of Catholic
Charities, Pittsburgh.

Annual Shareholder Report
41

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report
42

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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43

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes International Small-Mid Company Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Directors
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deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its evaluation of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Advisers, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
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Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
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Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered in the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
The Board considered that for the one-year, three-year and five-year periods ended December 31, 2022, the Fund’s performance was above the median of the Performance Peer Group.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the
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Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
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Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information
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security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
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Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes World Investment Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes International Small-Mid Company Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
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the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes International Small-Mid Company Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U748
CUSIP 31428U722
CUSIP 31428U631
G01968-01 (1/24)
© 2024 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item: Thomas M. O'Neill and John S. Walsh.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 – $115,745

Fiscal year ended 2022 - $111,294

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $72,537 and $69,850 respectively. Fiscal year ended 2023- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)             With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)             With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)             Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)             Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)     NA

(g)     Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2023 - $261,084

Fiscal year ended 2022 - $202,989

(h)       The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes World Investment Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2024

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2024